                        NATIONWIDE LIFE INSURANCE COMPANY
                                   HOME OFFICE
                                 P.O. BOX 182008
         COLUMBUS, OHIO, 43218-2008, 1-800-240-5054, TDD 1-800-238-3035

           MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
             ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY THROUGH ITS
                          NATIONWIDE VARIABLE ACCOUNT-6

The Contracts described in this prospectus are Flexible Purchase Payment Contracts (collectively referred to as the "Contracts"). Reference throughout the prospectus to such Contracts will mean individual contracts as well as "Certificates" issued under Group Modified Single Premium Retirement Contracts. For such Group Contracts, references to "Contract Owner" will mean the "Participant" unless the plan otherwise permits or requires the Contract Owner to exercise contractual rights under the authority of the plan terms. The Contracts are sold either as Non-Qualified Contracts; as IRAs with contributions rolled-over or transferred from certain tax-qualified plans such as Tax Sheltered Annuity Plans, Qualified Plans or IRAs; as Roth IRAs; or as Tax Sheltered Annuities with contributions rolled over or transferred from other Tax Sheltered Annuity Plans. Annuity payments under the Contracts are deferred until a selected later date.

Purchase Payments are allocated to the Nationwide Variable Account-6 ("Variable Account"), a separate account of Nationwide Life Insurance Company (the "Company"). The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans. The Variable Account uses its assets to purchase shares at Net Asset Value in one or more of the following Underlying Mutual Fund options:


                            EVERGREEN VARIABLE TRUST
Evergreen VA Aggressive Growth Fund                 Evergreen VA Foundation Fund
          Evergreen VA Fund                     Evergreen VA Global Leaders Fund
                       Evergreen VA Growth and Income Fund
                    Evergreen VA Small Cap Equity Income Fund
                         Evergreen Strategic Income Fund

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     VIP High Income Portfolio*                           VIP Overseas Portfolio

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                         VIP II Asset Manager Portfolio
                           VIP II Contrafund Portfolio

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
                     VIP III Growth Opportunities Portfolio

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                              Government Bond Fund
                                Money Market Fund

*The Fidelity Variable Insurance Products Fund- High Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.

This prospectus provides you with the basic information you should know about the Contracts issued by the Variable Account before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998 containing further information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission ("SEC"). You can obtain a copy without charge from the Company by calling 1-800-240-5054, TDD 1-800-238-3035 or by writing P. O. Box 182008, Columbus, Ohio 43218-2008.

THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR CONTRACT FOR SPECIFIC BENEFIT INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY ADVISER OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SEC MAINTAINS A WEB SITE, www.sec.gov, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 41 OF THE PROSPECTUS.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT- The person designated to receive annuity payments during Annuitization and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of Contract issuance, unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of the Company.

ANNUITIZATION- The period during which annuity payments are received.

ANNUITIZATION DATE- The date on which annuity payments commence.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to commence. The Annuity Commencement Date is shown on the Data Page of the Contract. The Annuity Commencement Date may be changed by the Contract Owner with the consent of the Company.

ANNUITY PAYMENT OPTION- The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The person designated to receive certain benefits under the Contract when the Annuitant dies prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTINGENT ANNUITANT- The person who may be the recipient of certain rights or benefits under the Contract when the Annuitant dies before the Annuitization Date. If a Contingent Annuitant is designated and the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant. A Contingent Annuitant may not be named for Contracts issued as Qualified Contracts, IRAs, Roth IRAs, SEP IRAs or Tax Sheltered Annuities.

CONTINGENT BENEFICIARY- The person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Annuitant.

CONTINGENT OWNER- A Contingent Owner succeeds to the rights of the Contract Owner upon the Contract Owner's death before Annuitization. For Contracts issued in the state of New York, references throughout this prospectus to "Contingent Owner" will mean "Owner's Beneficiary." A Contingent Owner may not be named for Contracts issued as Qualified Contracts, IRAs, Roth IRAs, SEP IRAs or Tax Sheltered Annuities.

CONTRACT- The Modified Single Premium Deferred Variable Annuity Contract described in this prospectus.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER- The person who possesses all rights under the Contract, including the right to designate and change any designations of the Contract Owner, Contingent Owner, Annuitant, Contingent Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option and the Annuity Commencement Date. The Contract Owner is the person named as Contract Owner on the Data Page, unless changed.

CONTRACT YEAR- Each year the Contract remains in force commencing with the Date of Issue.

CONTRACT VALUE- The sum of the value of all Accumulation Units plus any amount held in the Fixed Account.

DATE OF ISSUE- The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT- The benefit which is payable upon the death of the Annuitant or the Contingent Annuitant, if applicable. This benefit does not apply upon the death of the Contract Owner when the Contract Owner and Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be as specified in the Annuity Payment Option elected.

DISTRIBUTION- Any payment of part or all of the Contract Value.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

FIXED PAYMENT ANNUITY- An annuity providing for payments which are guaranteed by the Company as to dollar amount after Annuitization.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408 of the Code, but does not include Roth Individual Retirement Accounts, which qualify for favorable tax treatment under Section 408A of the Code.

INDIVIDUAL RETIREMENT ANNUITY ("IRA")- An annuity contract which qualifies for favorable tax treatment under Section 408 of the Code, but does not include Roth IRAs, which qualify for favorable tax treatment under Section 408A of the Code.

INTEREST RATE GUARANTEE PERIOD- The interval of time during which an interest rate credited to the Fixed Account is guaranteed to remain the same. For new Purchase Payments allocated to the Fixed Account or transfers from the Variable Account, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year (but not more than 15 months) from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later.

JOINT OWNER- The Joint Owner possesses an undivided interest in the entire Contract in conjunction with the Contract Owner. If a Joint Owner is named, references to "Contract Owner" or "Joint Owner" will apply to both the Contract Owner and Joint Owner or either of them. Joint Owners must be spouses at the time Joint Ownership is requested unless otherwise required by state law. Joint Ownership may be selected only for Non-Qualified Contracts.

NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment under Section 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth
IRAs) or 403(b) (Tax Sheltered Annuities) of the Code.

PURCHASE PAYMENT- A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers between the Variable Account and Fixed Account, or among the Sub-Accounts.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 or 403(a) of the Code.

ROTH IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Code.

SEP IRA- A retirement plan which receives favorable tax treatment under the provisions of Section 408(k) of the Code.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY- An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading of the Underlying Mutual Fund shares that the current Variable Account Contract Value might be materially affected.


VALUATION PERIOD- The period of time commencing at the close of business of the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- Nationwide Variable Account-6, a separate investment account of the Company into which Variable Account Purchase Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in shares of a separate Underlying Mutual Fund.

VARIABLE PAYMENT ANNUITY- An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and which vary in amount with the investment experience of the Variable Account.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS...........................................................................................3
SUMMARY OF CONTRACT EXPENSES........................................................................................8
UNDERLYING MUTUAL FUND ANNUAL EXPENSES..............................................................................9
EXAMPLE............................................................................................................10
SYNOPSIS...........................................................................................................11
CONDENSED FINANCIAL INFORMATION....................................................................................12
NATIONWIDE LIFE INSURANCE COMPANY..................................................................................14
NATIONWIDE ADVISORY SERVICES, INC..................................................................................14
THE VARIABLE ACCOUNT...............................................................................................14
         Underlying Mutual Fund Options............................................................................14
         Evergreen Variable Trust..................................................................................15
         Fidelity Variable Insurance Products Fund.................................................................16
         Fidelity Variable Insurance Products Fund II..............................................................16
         Fidelity Variable Insurance Products Fund III.............................................................16
         Nationwide Separate Account Trust.........................................................................17
         Voting Rights.............................................................................................17
         Substitution of Securities................................................................................17
VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS......................................................................17
         Expenses of Variable Account..............................................................................17
         Mortality Risk Charge.....................................................................................18
         Expense Risk Charge.......................................................................................18
         Administration Charge.....................................................................................18
         Contingent Deferred Sales Charge ("CDSC").................................................................18
         Waiver of CDSC............................................................................................19
         Premium Taxes.............................................................................................19
OPERATION OF THE CONTRACT..........................................................................................19
         Investments of the Variable Account.......................................................................19
         Allocation of Purchase Payments and Contract Value........................................................19
         Value of an Accumulation Unit.............................................................................20
         Net Investment Factor.....................................................................................20
         Determining the Contract Value............................................................................20
         Right to Revoke...........................................................................................20
         Transfers.................................................................................................21
         Contract Ownership........................................................................................22
         Joint Ownership...........................................................................................22
         Contingent Ownership......................................................................................22
         Beneficiary...............................................................................................22
         Surrender (Redemption)....................................................................................23
         Surrenders Under a Tax Sheltered Annuity Contract.........................................................23
         Loan Privilege............................................................................................24
         Assignment................................................................................................25
CONTRACT OWNER SERVICES............................................................................................25
         Asset Rebalancing.........................................................................................25
         Dollar Cost Averaging.....................................................................................25
         Systematic Withdrawals....................................................................................26
ANNUITY PAYMENT PERIOD, DEATH BENEFIT, AND OTHER DISTRIBUTIONS.....................................................26
         Annuity Commencement Date.................................................................................26
         Annuitization.............................................................................................26
         Fixed Payment Annuity - First and Subsequent Payments.....................................................27
         Variable Payment Annuity - First and Subsequent Payments..................................................27
         Variable Payment Annuity - Assumed Investment Rate........................................................27
         Variable Payment Annuity - Value of an Annuity Unit.......................................................27
         Variable Payment Annuity - Exchanges Among Underlying Mutual Fund Options.................................27
         Frequency and Amount of Annuity Payments..................................................................27
         Annuity Payment Options...................................................................................28
         Death of Contract Owner - Non-Qualified Contracts.........................................................28
         Death of Annuitant - Non-Qualified Contracts..............................................................28

         Death of the Contract Owner/Annuitant.....................................................................28
         Death Benefit Payment.....................................................................................29
         Required Distributions for Non-Qualified Contracts........................................................29
         Required Distributions for Tax Sheltered Annuities........................................................30
         Required Distributions for IRAs...........................................................................31
         Required Distributions for Roth IRAs......................................................................31
FEDERAL TAX CONSIDERATIONS.........................................................................................32
         Federal Income Taxes......................................................................................32
         Puerto Rico...............................................................................................33
         Non-Qualified Contracts-Natural Persons as Contract Owners................................................33
         Non-Qualified Contracts-Non-Natural Persons as Contract Owners............................................34
         IRAs and Tax Sheltered Annuities..........................................................................34
         Roth IRAs.................................................................................................35
         Withholding...............................................................................................35
         Non-Resident Aliens.......................................................................................35
         Federal Estate, Gift, and Generation Skipping Transfer Taxes..............................................36
         Charge for Tax Provisions.................................................................................36
         Diversification...........................................................................................36
         Tax Changes...............................................................................................37
GENERAL INFORMATION................................................................................................37
         Contract Owner Inquiries..................................................................................37
         Statements and Reports....................................................................................37
         Advertising...............................................................................................37
YEAR 2000 COMPLIANCE ISSUES........................................................................................41
LEGAL PROCEEDINGS..................................................................................................41
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...........................................................41
APPENDIX...........................................................................................................42

                          SUMMARY OF CONTRACT EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES
       Maximum Contingent Deferred Sales Charge ("CDSC")(1).............7%
--------------------------------------------------------------------------------
                            RANGE OF CDSC OVER TIME
     Number of Completed Years from                                    CDSC
        Date of Purchase Payment                                    Percentage
                   0                                                    7%
                   1                                                    6%
                   2                                                    5%
                   3                                                    4%
                   4                                                    3%
                   5                                                    2%
                   6                                                    1%
                   7                                                    0%
--------------------------------------------------------------------------------

VARIABLE ACCOUNT ANNUAL EXPENSES

     Mortality and Expense Risk Charges..............................1.25%
     Administration Charge...........................................0.15%
       Total Variable Account Annual Expenses........................1.40%

(1) Each Contract Year, the Contract Owner may withdraw without CDSC the greater of:

        (a) an amount equal to 10% of the total sum of all Purchase Payments made to the Contract; or
        (b) any amount withdrawn in order for this Contract to meet minimum Distribution requirements under the Code.

     Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax Sheltered Annuity Plan. This CDSC-free withdrawal privilege is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year (see "Waiver of CDSC" for additional waiver provisions).

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
         (as a percentage of Underlying Mutual Fund average net assets, after expense reimbursement)

-------------------------------------------------------------------------------------------------------------
                                                    Management         Other Expenses       Total Mutual
                                                       Fees                                 Fund Expenses
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust-                             0.00%                1.00%                1.00%
Evergreen VA Aggressive Growth Fund(1)
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA                0.73%                0.27%                1.00%
Foundation Fund(1)
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA Fund(1)        0.64%                0.36%                1.00%
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust-                             0.00%                1.00%                1.00%
Evergreen VA Global Leaders Fund(1)
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA Growth         0.72%                0.28%                1.00%
and Income Fund(1)
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA Small         1.00%                0.00%                1.00%
Cap Equity Income Fund(2)
-------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust-                             0.00%                1.00%                1.00%
Evergreen VA Strategic Income Fund(1)
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund-            0.59%                0.12%                0.71%
High Income Portfolio
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund-            0.75%                0.15%                0.90%
Overseas Portfolio(3)
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund II-         0.55%                0.09%                0.64%
Asset Manager Portfolio(3)
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund II-         0.60%                0.08%                0.68%
Contrafund Portfolio(3)
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund III-        0.60%                0.13%                0.73%
Growth Opportunities Portfolio(3)
-------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust- Government         0.50%                0.08%                0.58%
Bond Fund
-------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust- Money              0.40%                0.08%                0.48%
Market Fund
-------------------------------------------------------------------------------------------------------------

       The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectus for each individual Underlying Mutual Fund. The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company. Except as otherwise noted below, the Management Fees and Other Expenses are not currently subject to fee waivers or expense reimbursements.

(1) Reflects an agreement to voluntarily limit aggregate operating expenses (including investment advisory fees, but excluding interest, brokerage commissions and extraordinary expenses) to 1.00% of average daily net assets. Absent such an agreement, the actual Management Fees, Other Expenses and Total Mutual Fund Expenses for the period from January 1, 1997 to December 31, 1997 were as follows:

                                                 Mutual Fund Expenses      Other Expenses    Total Mutual Fund Expenses

        Evergreen VA Aggressive Growth Fund               0.60%                 2.42%                      3.02%

        Evergreen VA Foundation Fund                      0.83%                 0.27%                      1.10%

        Evergreen VA Fund                                 0.95%                 0.36%                      1.31%

        Evergreen VA Global Leaders Fund                  0.95%                 1.94%                      2.89%

        Evergreen VA Growth and Income Fund               0.95%                 0.28%                      1.23%

        Evergreen VA Strategic Income Fund                0.58%                 2.09%                      2.67%

(2) This Underlying Mutual Fund has no expense history and therefore expenses have been estimated for the current fiscal year.

(3) The investment advisers have voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement, "Management Fees" and "Other Expenses" would have been 0.75% and 0.17% for Fidelity VIP Overseas Portfolio, 0.55% and 0.10% for Fidelity VIP II Asset Manager Portfolio, 0.60% and 0.11% for Fidelity VIP II Contrafund Portfolio and 0.60% and 0.14% for Fidelity VIP III Growth Opportunities Portfolio.

                                     EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below.

--------------------------------------------------------------------------------------------------------------------------------
                        If you surrender your Contract       If you do not surrender your      If you annuitize your Contract
                         at the end of the applicable         Contract at the end of the        at the end of the applicable
                                  time period                   applicable time period                   time period
--------------------------------------------------------------------------------------------------------------------------------
                       1 Yr.   3 Yrs.   5 Yrs.   10 Yrs.  1 Yr.   3 Yrs.   5 Yrs.   10 Yrs.   1 Yr.  3 Yrs.   5 Yrs.   10 Yrs.
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable
Trust-
Evergreen VA             88      122      159      282      25      77       132      282       *      77       132      282
Aggressive Growth
Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88      122      159      282      25      77       132      282       *      77       132      282
Trust-Evergreen VA
Foundation Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88      122      159      282      25      77       132      282       *      77       132      282
Trust-Evergreen VA
Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable
Trust- Evergreen VA      88      122      159      282      25      77       132      282       *      77       132      282
Global Leaders Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88      122      159      282      25      77       132      282       *      77       132      282
Trust-Evergreen VA
Growth and Income
Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable
Trust- Evergreen VA
Small Cap Equity         88      122      159      282      25      77       132      282       *      77       132      282
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Evergreen Variable
Trust- Evergreen VA      88      122      159      282      25      77       132      282       *      77       132      282
Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        85      113      144      251      22      68       117      251       *      68       117      251
Insurance Products
Fund- High
Income Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        87      119      154      272      24      74       127      272       *      74       127      272
Insurance Products
Fund- Overseas
Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        84      111      140      244      21      66       113      244       *      66       113      244
Insurance Products
Fund II- Asset
Manager
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        85      112      143      248      22      67       116      248       *      67       116      248
Insurance Products
Fund II- Contrafund
Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        85      114      145      254      22      69       118      254       *      69       118      254
Insurance Products
Fund III-
Growth Opportunities
Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate      84      109      137      237      21      64       110      237       *      64       110      237
Account Trust-
Government
Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate      83      106      132      227      20      61       105      227       *      61       105      227
Account Trust- Money
Market Fund
--------------------------------------------------------------------------------------------------------------------------------

*The Contracts sold under this prospectus do not permit Annuitizations during the first two Contract Years.

The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the Underlying Mutual Funds are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Variable Account Charges and Other Deductions." For more complete information regarding expenses paid out of the assets of the Underlying Mutual Fund options, see the prospectus for each Underlying Mutual Fund. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes" provision).

                                    SYNOPSIS

The Contracts can be categorized as follows: (1) Non-Qualified Contracts; (2) IRAs purchased with contributions rolled over or transferred from Qualified Plans, Tax Sheltered Annuities or IRAs; (3) Roth IRAs; or (4) Tax Sheltered Annuities with contributions rolled over or transferred from another Tax Sheltered Annuity or Custodial Account.

The initial Purchase Payment must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. Subsequent Purchase Payments are not permitted for Contracts purchased in the States of New York, Oregon, and Washington and may not be permitted in other states under certain circumstances. The cumulative total of all purchase payments under contracts issued by the Company on the life of any one Annuitant may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value").

The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct from the Contract Value a CDSC. The CDSC will not exceed the lesser of: (1) 7% of the amount surrendered; or (2) 7% of the total of all Purchase Payments made within 84 months prior to the date of the surrender request. This charge, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge").

The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net assets of the Variable Account for mortality risks assumed by the Company (see "Mortality Risk Charge"). The Company deducts an Expense Risk Charge equal to an annual rate of 0.45% of the daily net assets of the Variable Account as compensation for the Company's risk in undertaking not to increase administrative charges on the Contracts regardless of the actual administrative costs (see "Expense Risk Charge").

The Company assesses an Administration Charge equal to an annual rate of 0.15% of the daily net assets of the Variable Account. This charge is to reimburse the Company for administrative expenses related to the issuance and maintenance of the Contracts (see "Administration Charge").

Upon Annuitization, the selected Annuity Payment Option will begin (see "Annuity Payment Option"). However, if the Contract Value at the Annuitization Date is less than $5000, the Contract Value may be distributed in lump sum in lieu of annuity payments. If any annuity payment would be less than $50, the Company will have the right to change the frequency of payments to such intervals as will result in payments of at least $50. In no event will annuity payments be made less frequently than annually (see "Frequency and Amount of Annuity Payments").

Taxation of the Contracts will depend on the type of Contract issued (see "FEDERAL TAX CONSIDERATIONS"). In addition, the Company will charge against the Purchase Payments or the Contract Value the amount of any premium taxes levied by a state or any other governmental entity (see "Premium Taxes").

The Contract Owner has a ten day free look to examine the Contract. Within ten days of the date the Contract is received, it may be returned for any reason to the Home Office at the address shown on page 1 of this prospectus. If the Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full unless otherwise required by law. State and/or federal law may provide additional free look privileges. All IRA, Roth IRA and SEP IRA refunds will be return of Purchase Payments (see "Right to Revoke").

CONDENSED FINANCIAL INFORMATION
Accumulation Unit values for an Accumulation Unit outstanding throughout the period.

                                              ACCUMULATION    ACCUMULATION       PERCENT        NUMBER OF
                                               UNIT VALUE      UNIT VALUE       CHANGE IN      ACCUMULATION
                                              AT BEGINNING       AT END        ACCUMULATION    UNITS AT END
                   FUND                        OF PERIOD        OF PERIOD       UNIT VALUE    OF THE PERIOD     YEAR
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.970866         9.71%           32,233        1997(3)
                                             --------------------------------------------------------------------------
Aggressive Growth Fund-Q
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.970866         9.71%           36,965        1997(3)
                                             --------------------------------------------------------------------------
Aggressive Growth Fund-NQ
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA         10.000000        11.100000        11.00%          100,000        1997(3)
                                             --------------------------------------------------------------------------
Aggressive Growth Fund-Initial Funding by
Depositor
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust-                      11.393285        14.357474        26.02%          513,556        1997
                                             --------------------------------------------------------------------------
Evergreen VA Foundation Fund - Q               10.000000        11.393285        13.93%          291,176        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust-                      11.393285        14.357474        26.02%        1,362,798        1997
                                             --------------------------------------------------------------------------
Evergreen VA Foundation Fund - NQ              10.000000        11.393285        13.93%          835,841        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.527881        14.733127        27.80%          100,000        1997
                                             --------------------------------------------------------------------------
Evergreen VA Foundation Fund - Initial         10.000000        11.527881        15.28%          100,000        1996(1)
Funding by Depositor
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.351897        15.352653        35.24%          253,280        1997
                                             --------------------------------------------------------------------------
Evergreen VA Fund - Q                          10.000000        11.351897        13.52%          121,148        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.351897        15.352653        35.24%          772,073        1997
                                             --------------------------------------------------------------------------
Evergreen VA Fund - NQ                         10.000000        11.351897        13.52%          419,319        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.486000        15.754272        37.16%          100,000        1997
                                             --------------------------------------------------------------------------
Evergreen VA Fund-Initial Funding              10.000000        11.486000        14.86%          100,000        1996(1)
by Depositor
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.753040         7.53%           61,612        1997(3)
                                             --------------------------------------------------------------------------
Global Leaders Fund-Q
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.753040         7.53%          106,774        1997(3)
                                             --------------------------------------------------------------------------
Global Leaders Fund-NQ
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen           10.000000        10.879585         8.80%          100,000        1997(3)
                                             --------------------------------------------------------------------------
Global Leaders Fund - Initial Funding by
Depositor
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.759862        15.614450        32.78%          406,022        1997
                                             --------------------------------------------------------------------------
Evergreen VA Growth and Income Fund - Q        10.000000        11.759862        17.60%          200,982        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.759862        15.614450        32.78%        1,206,385        1997
                                             --------------------------------------------------------------------------
Evergreen VA Growth and Income Fund - NQ       10.000000        11.759862        17.60%          621,484        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust -                     11.898767        16.022979        34.66%          100,000        1997
                                             --------------------------------------------------------------------------
Evergreen VA Growth and Income                 10.000000        11.898767        18.99%          100,000        1996(1)
Fund-Initial Funding by Depositor
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.405791         4.06%           30,744        1997(3)
                                             --------------------------------------------------------------------------
Strategic Income Fund-Q
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust - Evergreen VA        10.000000        10.405791         4.06%           79,968        1997(3)
                                             --------------------------------------------------------------------------
Strategic Income Fund-NQ
-----------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA         10.000000        10.528287         5.28%          100,000        1997(3)
                                             --------------------------------------------------------------------------
Strategic Income Fund-Initial Funding by
Depositor
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products           10.816268        12.549013        16.02%           31,204        1997
Fund -
                                             --------------------------------------------------------------------------
High Income Portfolio - Q                      10.000000        10.816268         8.16%           26,822        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance                    10.816268        12.549013        16.02%          133,009        1997
                                             --------------------------------------------------------------------------
Products Fund - High Income Portfolio - NQ     10.000000        10.816268         8.16%           77,056        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance                    10.895270        11.984120         9.99%           32,632        1997
                                             --------------------------------------------------------------------------
Products Fund - Overseas Portfolio - Q         10.000000        10.895270         8.95%           22,959        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance                    10.895270        11.984120         9.99%          189,428        1997
                                             --------------------------------------------------------------------------
Products Fund - Overseas Portfolio - NQ        10.000000        10.895270         8.95%           99,000        1996(1)
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance                    11.103069        13.208527        18.96%           35,177        1997
                                             --------------------------------------------------------------------------
Products Fund II - Asset Manager               10.000000        11.103069        11.03%           32,538        1996(1)
Portfolio - Q
-----------------------------------------------------------------------------------------------------------------------

Accumulation Unit values for an Accumulation Unit outstanding throughout the period.

                                    ACCUMULATION      ACCUMULATION         PERCENT           NUMBER OF
                                     UNIT VALUE        UNIT VALUE         CHANGE IN        ACCUMULATION
                                    AT BEGINNING         AT END         ACCUMULATION       UNITS AT END
              FUND                   OF PERIOD         OF PERIOD         UNIT VALUE        OF THE PERIOD       YEAR
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance          11.103069         13.208527           18.96%          1,422,202           1997
                                   ------------------------------------------------------------------------------------
Products Fund II - Asset Manager     10.000000         11.103069           11.03%             77,328           1996(1)
                                   ------------------------------------------------------------------------------------
Portfolio - NQ
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance          10.000000         11.841787           18.42%             10,250           1997(2)
                                   ------------------------------------------------------------------------------------
Products Fund II- Contrafund
                                   ------------------------------------------------------------------------------------
Portfolio-Q
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance          10.000000         11.841787           18.42%             90,497           1997(2)
                                   ------------------------------------------------------------------------------------
Products Fund II- Contrafund
                                   ------------------------------------------------------------------------------------
Portfolio-NQ
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance          10.000000         12.196412           21.96%             14,976           1997(2)
                                   ------------------------------------------------------------------------------------
Products Fund III- Growth
                                   ------------------------------------------------------------------------------------
Opportunities Portfolio- Q
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance          10.000000         12.196412           21.96%            108,817           1997(2)
                                   ------------------------------------------------------------------------------------
Products Fund III- Growth
                                   ------------------------------------------------------------------------------------
Opportunities Portfolio-NQ
-----------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account          10.318689         11.157782            8.13%              7,513           1997
                                   ------------------------------------------------------------------------------------
Trust- Government Bond               10.000000         10.318689            3.19%              8,959           1996(1)
                                   ------------------------------------------------------------------------------------
Fund - Q
-----------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account          10.318689         11.157782            8.13%             18,506           1997
                                   ------------------------------------------------------------------------------------
Trust- Government Bond               10.000000         10.318689            3.19%             12,014           1996(1)
                                   ------------------------------------------------------------------------------------
Fund - NQ
-----------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account          10.301567         10.691554            3.79%             64,006           1997
                                   ------------------------------------------------------------------------------------
Trust- Money Market                  10.000000         10.301567            3.02%             25,641           1996(1)
                                   ------------------------------------------------------------------------------------
Fund - Q*
-----------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account          10.301567         10.691554            3.79%             96,090           1997
                                   ------------------------------------------------------------------------------------
Trust- Money Market                  10.000000         10.301567            3.02%             88,440           1996(1)
                                   ------------------------------------------------------------------------------------
Fund - NQ*
-----------------------------------------------------------------------------------------------------------------------

*The 7-day yield on the Nationwide Separate Account Trust - Money Market Fund as of December 31, 1997 was 3.94%

(1) This product first became effective on February 28, 1996. Consequently, the Condensed Financial Information reflects the reporting period from February 28, 1996 through December 31, 1996.

(2) These Underlying Mutual Funds were added to the Variable Account on February 3, 1997. Consequently, the Condensed Financial Information reflects the reporting period from February 3, 1997 through December 31, 1997.

(3) These Underlying Mutual Funds were added to the Variable Account on March 3, 1997. Consequently, the Condensed Financial Information reflects the reporting period from March 3, 1997 through December 31, 1997.

The Evergreen Variable Trust - Evergreen VA Small Cap Equity Income Fund was added to the Variable Account on May 1, 1998. Consequently, no Condensed Financial Information is available.

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico. The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc.

                       NATIONWIDE ADVISORY SERVICES, INC.

The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide Life Insurance Company.

                              THE VARIABLE ACCOUNT

The Variable Account was established by the Company on February 2, 1994, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the management of the Variable Account or of the Company by the SEC.

The Variable Account is a separate investment account of the Company and, as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses of the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company.

Purchase Payments are allocated within the Variable Account among one or more Sub-Accounts made up of shares in the Underlying Mutual Funds designated by the Contract Owner. There are two Sub-Accounts within the Variable Account for each of the Underlying Mutual Fund options which may be designated by the Contract Owner. One such Sub-Account contains the Underlying Mutual Fund shares attributable to Accumulation Units under IRAs, Roth IRAs and Tax Sheltered Annuities and one such Sub-Account contains the Underlying Mutual Fund shares attributable to Accumulation Units under Non-Qualified Contracts.


UNDERLYING MUTUAL FUND OPTIONS

A Contract Owner may choose from among a number of different Underlying Mutual Fund options. The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

The Underlying Mutual Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although the Company does not anticipate disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which the Underlying Mutual Funds participate. A conflict may occur due to a number of reasons including a change in law affecting the operations of variable life insurance policies and variable annuity contracts or differences in the voting instructions of the Contract Owners and those of other companies. In the event of conflict, the Company will take any steps necessary to protect the Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the Underlying Mutual Fund(s) involved in the conflict.

More detailed information may be found in the current prospectus for each Underlying Mutual Fund. Prospectuses for the Underlying Mutual Funds should be read in conjunction with this prospectus. A copy of each prospectus may be obtained without charge from the Company by calling 1-800-240-5054, TDD 1-800-238-3035, or writing P.O. Box 182008, Columbus, Ohio 43218-2008. THERE CAN
BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

EVERGREEN VARIABLE TRUST

The Evergreen Variable Trust ("Trust") is an open-end management investment company commonly referred to as a Mutual Fund. The Trust is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its investment series (the "Funds"). Shares of the Funds are sold to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies.

The investment adviser to the Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund and Evergreen VA Global Leaders Fund is Evergreen Asset Management Corp., a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation. The Capital Management Group of FUNB serves as investment adviser to Evergreen VA Aggressive Growth Fund. The investment adviser to the Evergreen VA Strategic Income Fund is Keystone Investment Management Company, a wholly-owned subsidiary of FUNB.

       -EVERGREEN VA AGGRESSIVE GROWTH FUND

       Investment Objective: Seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.

       -EVERGREEN VA FOUNDATION FUND

       Investment Objective: Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation by investing principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities. While income will be a factor in the selection of equity securities, the Adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics.

       -EVERGREEN VA FUND

       Investment Objective: Seeks to achieve capital appreciation by primarily investing in common stock and securities convertible into or exchangeable for common stock of little-known or relatively small companies, or companies undergoing changes which the Adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.

       -EVERGREEN VA GLOBAL LEADERS FUND

       Investment Objective: Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.

       -EVERGREEN VA GROWTH AND INCOME FUND

       Investment Objective: Seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing primarily in common stock and securities convertible into or exchangeable for common stock of companies which are undervalued in the market place relative to those companies' assets, breakup value, earnings, or potential growth earnings. These companies are often found among those which have had a record of financial success but are currently in disfavor in the market place for reasons the Adviser perceives as temporary or erroneous. The Fund may invest up to 25% of its assets in foreign securities, as well as invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds." There can be no assurance that the Fund's investment objective will be achieved.

       -EVERGREEN VA SMALL CAP EQUITY INCOME FUND

       Investment Objective: Seeks to maximize the total return on its portfolio of investments by investing in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. In attempting to achieve its objective, the Fund invests primarily in companies with total market capitalization of less than $500 million.

       -EVERGREEN VA STRATEGIC INCOME FUND

        Investment Objective: Seeks high current income from interest on debt securities and secondarily, considers potential for growth of capital in selecting securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

       -VIP HIGH INCOME PORTFOLIO

       Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

       o at least 65% in income-producing debt securities and preferred stocks, including convertible securities

       o up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

            Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Services, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

       -VIP OVERSEAS PORTFOLIO

       Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

       -VIP II ASSET MANAGER PORTFOLIO

       Investment Objective: High total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

       -VIP II CONTRAFUND PORTFOLIO

       Investment Objective: Capital appreciation by investing primarily in companies that the FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and its portfolios.

       -VIP III GROWTH OPPORTUNITIES PORTFOLIO

       Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -GOVERNMENT BOND FUND

       Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.


VOTING RIGHTS

Voting rights under the Contracts apply ONLY with respect to amounts allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Contract Owners, If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, it may elect to do so.

The Contract Owner is be the person who has the voting interest under a Contract. The number of Underlying Mutual Fund shares attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund corresponding to the Sub-Account. The number of shares which may be voted will be determined as of the date to be chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Fund, proxy material and a form with which to give such voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received, will be voted by the Company in the same proportion as the voting instructions which are received with respect to all contracts participating in the Variable Account.

SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Fund options are no longer available for investment by the Variable Account or if, in the judgment of the Company's management, further investment in such Underlying Mutual Fund shares is inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another underlying mutual fund for underlying mutual fund shares already purchased or to be purchased in the future with Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the SEC.

                  VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS

EXPENSES OF VARIABLE ACCOUNT

The Variable Account is responsible for the following types of expenses: (1) administrative expenses relating to the issuance and maintenance of the Contracts; (2) mortality risk charge associated with guaranteeing the annuity purchase rates at issue for the life of the Contracts; and (3) expense risk charge associated with guaranteeing that the Mortality Risk, Expense Risk and Administration Charge described in this prospectus will not change regardless of actual expenses. If these charges are insufficient to cover these expenses, the loss will be borne by the Company.

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSC and premium tax deductions, if applicable, but are not subject to charges exclusive to the Variable Account; i.e., the Mortality Risk Charge, the Expense Risk Charge and the Administration Charge.

MORTALITY RISK CHARGE

The Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual rate of 0.80% of the daily net assets of the Variable Account. By guaranteeing the Contract's annuity rate, the Company assumes the Mortality Risk. These guarantees cannot change regardless of the death rates of persons receiving annuity payments or of the general population.

EXPENSE RISK CHARGE

The Company deducts an Expense Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual rate of 0.45% of the daily net assets of the Variable Account. The Company will not increase charges for administration of the Contracts regardless of its actual expenses.

ADMINISTRATION CHARGE

The Company deducts an Administration Charge equal on an annual basis to 0.15% of the daily net assets of the Variable Account. The Administration Charge is designed to reimburse the Company for administrative expenses.


CONTINGENT DEFERRED SALES CHARGE ("CDSC")

No deduction for a sales charges is made from the Purchase Payments for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct CDSC (see "Waiver of CDSC"). The CDSC will not exceed the lesser of: (1) 7% of the amount surrendered; or (2) 7% of the total of all Purchase Payments made within 84 months prior to the date of the surrender request. The CDSC, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional activity. The Company attempts to recover its distribution costs relating to the sale of the Contracts from the CDSC. Any shortfall will be made up from the General Account of the Company, which may indirectly include portions of the Mortality and Expense Risk Charges, since the Company expects to generate a profit from these charges. The maximum amount that may be paid to a selling agent on the sale of these Contracts is 6.25% of Purchase Payments. In addition to commissions paid by the Company, additional forms of compensation or incentives may be paid to sales agents by the broker-dealer firm with which they are associated.

Such incentives, which may be conditioned on a specified number of Contracts sold, may include payment for attendance at seminars, lunches, dinners, sporting events, or theater performances; or payment for travel, lodging and entertainment expenses incurred in connection with travel by sales agents and their immediate family members to urban or resort locations within or outside the United States. Sales agents may elect to receive cash incentives of equivalent amounts in lieu of such payments.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Purchase Payments that are surrendered. For purposes of calculating the CDSC, surrenders are considered to come first from the oldest Purchase Payment made to the Contract, then the next oldest Purchase Payment and so forth. For tax purposes, a surrender is usually treated as a withdrawal of earnings first.

The CDSC applies to Purchase Payments as follows:


    NUMBER OF COMPLETED                 CDSC                 NUMBER OF COMPLETED                CDSC
     YEARS FROM DATE OF              PERCENTAGE              YEARS FROM DATE OF              PERCENTAGE
      PURCHASE PAYMENT                                        PURCHASE PAYMENT

             0                           7%                           4                          3%
             1                           6%                           5                          2%
             2                           5%                           6                          1%
             3                           4%                           7                          0%

WAIVER OF THE CDSC

Each Contract Year, the Contract Owner may withdraw without a CDSC the greater of:

     (a) a total amount equal to 10% of the sum of all Purchase Payments made to the Contract at the time of withdrawal; or

     (b) any amount withdrawn from this Contract in order to meet minimum Distribution requirements under the Code.

Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. This CDSC-free withdrawal privilege is non-cumulative.

In addition, no CDSC will be deducted:

     (1) upon Annuitization of Contracts which have been in force for at least two years;

     (2) upon payment of a Death Benefit pursuant to the death of the Annuitant; or

     (3) from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of values among the Sub-Accounts or between the Fixed Account and the Variable Account. When a Contract described in this prospectus is exchanged for another contract issued by the Company or any of its affiliated insurance companies, of the type and class which the Company determines is eligible for such exchange, the Company may waive or reduce the CDSC on the first Contract. A CDSC may apply to the contract received in the exchange. Sales without commissions or other standard distribution expenses can result in the waiver or reduction of the CDSC.

When a Contract is held by a Charitable Remainder Trust, the amount which may be withdrawn from this Contract without application of a CDSC, will be the larger of (a) or (b), where:

     (a) is the amount which would otherwise be available for withdrawal without application of a CDSC; and

     (b) is the difference between the total Purchase Payments made to the Contract as of the date of the withdrawal (reduced by previous withdrawals of such Purchase Payments), and the Contract Value at the close of the day prior to the date of the withdrawal.

The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59-1/2 (see "Non-Qualified Contracts - Natural Persons as Contract Owners").

In no event will elimination of CDSC be permitted where such elimination will be unfairly discriminatory to any person, or where it is prohibited by law.

PREMIUM TAXES

The Company will charge against the Contract Value any premium taxes levied by a state or any other government entity upon Purchase Payments received by the Company. Premium tax rates currently range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax will be determined by the Company at its sole discretion in compliance with state law. The Company currently deducts such charges from the Contract Value either at: (1) the time the Contract is surrendered; (2) Annuitization; or (3) such earlier date as the Company may become subject to such taxes.


                            OPERATION OF THE CONTRACT

INVESTMENTS OF THE VARIABLE ACCOUNT

The Contract Owner may have Purchase Payments allocated among one or more of the Sub-Accounts. Shares of the Underlying Mutual Fund options specified by the Contract Owner are purchased at Net Asset Value for the respective Sub-Account(s) and converted into Accumulation Units. The Contract Owner may change the allocation of Purchase Payments or may exchange amounts among the Sub-Accounts. Such transactions may be subject to terms and conditions imposed by the Underlying Mutual Funds, as well those set forth in the Contract.


ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Purchase Payments are allocated to the Fixed Account or one or more Sub-Accounts in accordance with the designation of the Underlying Mutual Funds by the Contract Owner and converted into Accumulation Units.

The initial Purchase Payment must be at least $15,000. Subsequent Purchase Payments, if any, must be at least $1,000. Subsequent Purchase Payments are not permitted in the States of New York, Oregon, and Washington, and may not be permitted in other States under certain circumstances. The cumulative total of all purchase payments under contracts issued by the Company on the life of any one Annuitant may not exceed $1,000,000 without prior consent of the Company.

The initial Purchase Payment allocated to designated Sub-Accounts will be priced no later than 2 business days after receipt of an order to purchase, if the application and all information necessary for processing the purchase order are complete. The Company may, however, retain the Purchase Payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be made complete within 5 business days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the application is complete. Thereafter, subsequent Purchase Payments will be priced on the basis of the Accumulation Unit value next computed for the appropriate Sub-Account after the additional Purchase Payment is received.

Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas.

VALUE OF AN ACCUMULATION UNIT

The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

       (a) is the net of:

           (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; and

           (2) the per share amount of any dividend or capital gain Distributions made by the underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

       (b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

       (c) is a factor representing the daily Mortality Risk Charge, Expense Risk Charge and Administration Charge deducted from the Variable Account. Such factor is equal to an annual rate of 1.40% of the daily net assets of the Variable Account.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality Risk Charge, Expense Risk Charge and Administration Charge.

DETERMINING THE CONTRACT VALUE

The Contract Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the Purchase Payment is received by the Company. If part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in each of the Sub-Accounts and the Fixed Account bears to the total Contract Value.

RIGHT TO REVOKE

The Contract Owner has a ten day free look to examine the Contract. Within ten days of the date the Contract is received, it may be returned for any reason to the Home Office at the address shown on page 1 of this prospectus. If the Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full, unless otherwise required by law. State and/or federal law may provide additional free look privileges. All IRA, Roth IRA and SEP IRA refunds will be return of Purchase Payments.

The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

TRANSFERS

The Contract Owner may request a transfer up to 100% of the Variable Account value from the Variable Account to the Fixed Account, without penalty or adjustment. However, the Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 10% of the Variable Account Contract Value for any 12 month period. The Company reserves the right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the Interest Rate Guarantee Period. Transfers from the Fixed Account may not be made prior to the end of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period for any amount allocated to the Fixed Account expires on the final day of a calendar quarter during which the one year anniversary of the allocation of the Fixed Account occurs. Transfers to or from the Sub-Accounts are subject to the terms and conditions of the Underlying Mutual Fund. The Contract Owner's value in each Sub-Account will be determined as of the date the transfer request is received in the Home Office in good order. Once the Contract has been Annuitized, transfers may only be made on each anniversary of the Annuitization Date.

The Contract Owner may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The amount that may be transferred from the Fixed Account to the Variable Account will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing. The amount that may be transferred from the Fixed Account will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The Company reserves the right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account is 30% of the Contract Value or greater. The Interest Rate Guarantee Period expires on the final day of a calendar quarter. Transfers from the Fixed Account must be made within 45 days after the expiration date of the Interest Rate Guarantee Period. Contract Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without the Contract Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. The Company will not be liable for following instructions communicated by telephone, or otherwise, which it reasonably believes to be genuine, including those instructions forwarded by third party representatives of the Contract Owner who are duly authorized to make transfers or exchanges on behalf of the Contract Owner. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Contract Owner.

Contracts described in this prospectus may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Contract Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Contract Owners not utilizing market timing services.

Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Contract Owners. THE RIGHTS OF INDIVIDUAL CONTRACT OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE CONTRACT OWNER, OR BY THE CONTRACT OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept:

     (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf or more than one Contract Owner; or

     (2) the transfer or exchange instructions of individual Contract Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time.

The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Contract Owners.

CONTRACT OWNERSHIP

Unless the Contract otherwise provides, the Contract Owner has all rights under the Contract. PURCHASERS NAMING SOMEONE OTHER THAN THEMSELVES AS OWNER WILL HAVE NO RIGHTS UNDER THE CONTRACT. Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner in Non-Qualified Contracts. Such change may be subject to state and federal gift taxes and may also result in federal income taxation. Any change of Contract Owner designation will automatically revoke any prior Contract Owner designation. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed. A change of Contract Owner will not apply and will not be effective with respect to any payment made or action taken by the Company prior to the time that the change was recorded by the Company.

Prior to the Annuitization Date, the Contract Owner may request a change in the Annuitant, the Contingent Annuitant, Contingent Owner, Beneficiary, or Contingent Beneficiary. Such a request must be made in writing on a form acceptable to the Company and must be signed by the Contract Owner. Such request must be received at the Home Office prior to the Annuitization Date. Any change is subject to review and approval by the Company. If the Contract Owner is not a natural person and there is a change of the Annuitant, Distributions will be made as if the Contract Owner died at the time of the change.

On the Annuitization Date, the Annuitant will become the Contract Owner.

JOINT OWNERSHIP

Joint Owners must be spouses at the time joint ownership is requested, unless otherwise required by law. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. The exercise of any ownership right in the Contract will require a written request signed by both Joint Owners. The Company will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.

CONTINGENT OWNERSHIP

The Contingent Owner is the person who may receive certain benefits under the Contract if the Contract Owner, who is not the Annuitant, dies prior to the Annuitization Date and there is no surviving Joint Owner. If no Contingent Owner survives a Contract Owner and there is no surviving Joint Owner, all rights and interest in the Contract will vest in the Contract Owner's estate. If a Contract Owner, who is also the Annuitant, dies before the Annuitization Date, the Contingent Owner will not have any rights in the Contract unless the Contingent Owner is also the named Beneficiary

Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner prior to the Annuitization Date by written notice to the Company. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed, whether or not the Contract Owner is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of the change.

BENEFICIARY

The Beneficiary is the person or person(s) who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary will vest in the Contingent Beneficiary. If more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If no Contingent Beneficiaries survive the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the estate of the last surviving Contract Owner.

Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary during the lifetime of the Annuitant by written notice to the Company. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

SURRENDER (REDEMPTION)

Prior to the earlier of the Annuitization Date or the death of the Annuitant, the Company will allow the Contract Owner to surrender a portion or all of the Contract Value. The request for surrender must be made in writing and must include the Contract when surrendering the Contract in full. In some cases the Company will require additional documentation. The Company may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

When requested, the Company will surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account necessary to equal the gross dollar amount requested, less any applicable CDSC (see "Contingent Deferred Sales Charge"). The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account will be in the same proportion that the Contract Owner's interest in the Sub-Accounts and Fixed Account bears to the total Contract Value.

The Company will pay any amounts surrendered from the Sub-Accounts within 7 days. However, the Company reserves the right to suspend or postpone the date of any payment or value for any Valuation Period when:

     (1) the New York Stock Exchange ("Exchange") is closed;

     (2) trading on the Exchange is restricted;

     (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

     (4) the SEC, by order, permits such suspension or postponement for the protection of security holders.

The applicable rules and regulations of the SEC will govern as to whether the conditions prescribed in (2) and (3) exist.

The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the Underlying Mutual Fund shares.

SURRENDERS UNDER A TAX SHELTERED ANNUITY CONTRACT

Except as provided below, the Contract Owner of a Tax Sheltered Annuity Contract may surrender part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the
Annuitant:

       A. The surrender of Contract Value attributable to contributions made pursuant to a qualified cash or deferred arrangement (within the meaning of Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

           1. when the Contract Owner attains age 59-1/2, separates from service, dies, or becomes disabled (within the meaning of Code
                Section 72(m)(7)); or

           2. in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

       B. The surrender limitations described in Section A above also apply to:

           1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

           2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

           3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts, may be withdrawn in the case of hardship).

       C. Any Distribution other than the above, including exercise of a contractual ten day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Tax Sheltered Annuity.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification of a Tax Sheltered Annuity in the event of a ten day free look, the Company will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Contract Owner. The foregoing is the Company's understanding of the withdrawal restrictions which are currently applicable under Code Section 401(k)(2)(B), Code Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

LOAN PRIVILEGE

Prior to the Annuitization Date, the Contract Owner of a Tax Sheltered Annuity Contract may receive a loan from the Contract Value subject to the terms of the Contract, the plan, and the Code, which may impose restrictions on loans.

Loans from Tax Sheltered Annuities are available beginning 30 days after the Date of Issue. The Contract Owner may borrow a minimum of $1,000, unless a lower minimum amount is mandated by state law. In non-ERISA plans, for Contract Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Contract Value, but not more than $10,000. If the Contract Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the contract minimum amount. The aggregate of all loans may not exceed the Contract Value limitations stated in this provision. For salary reduction Tax Sheltered Annuities, loans may only be secured by the Contract Value.

All loans are made from a collateral fixed account. An amount equal to the principal amount of the loan will be transferred to the collateral fixed account. The Company will first transfer to the collateral fixed account the Sub-Account's Accumulation Units in proportion to the assets in each option until the required balance is reached or all such Accumulation Units are exhausted. Any additional requested collateral will be transferred from the Fixed Account. No withdrawal charges are deducted at the time of the loan, or on the transfer from the Variable Account to the collateral fixed account.

Until the loan has been repaid in full, that portion of the collateral fixed account equal to the outstanding loan balance will be credited with interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. However, the interest rate credited to the collateral fixed account will never be less than 3.0%. Specific loan terms are disclosed at the time of loan application or loan issuance.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be allocated among the Sub-Accounts in accordance with the Contract, unless the Contract Owner and the Company agree to amend the Contract at a later date on a case by case basis.

Any amounts distributed will be reduced by the amount of the loan outstanding, plus accrued interest if:

       (1) the Contract is surrendered;

       (2) the Contract Owner/Annuitant dies; or

       (3) the Contract Owner who is not the Annuitant dies prior to Annuitization.

In addition, the Contract Value will be reduced by the amount of any outstanding loans plus accrued interest if annuity payments begin while the loan is outstanding. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available under the terms of the loan agreement. If a loan payment is not made when due, or by the end of the applicable grace period, the entire loan will be treated as a deemed Distribution, will be taxable to the borrower, and may be subject to the early withdrawal tax penalty. Interest will continue to accrue on the loan after default.

Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the participant becomes eligible for a Distribution of at least that amount. Additional loans may not be available while a previous loan remains in default.

Loans may also be subject to additional limitations or restrictions under the terms of a Tax Sheltered Annuity Plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. The Company will calculate the maximum nontaxable loan based on the information provided by the participant or the employer.

Loan repayments must be identified as such or else they will be treated as Purchase Payments and will not be used to reduce the outstanding loan principal or interest due. The Company reserves the right to modify the term or procedures associated with the loan in the event of a change in the laws or regulations relating to the treatment of loans. The Company also reserves the right to assess a loan processing fee.

IRAs, Roth IRAs and Non-Qualified Contracts are not eligible for loans.

ASSIGNMENT

The Contract Owner of a Non-Qualified Contract may assign some or all rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Once proper notice of assignment is recorded by the Home Office, the assignment will become effective as of the date the written request was signed. The Company is not responsible for the validity or tax consequences of any assignment. The Company will not be liable for any payment or other settlement made by the Company before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until the Company has received sufficient direction from the Contract Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of the Contract Value which is pledged or assigned will be treated as a Distribution and will be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which it was pledged or assigned. In addition, any Contract Value assigned may be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in the Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

IRAs, Roth IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by law.

                             CONTRACT OWNER SERVICES

ASSET REBALANCING- The Contract Owner may direct the automatic reallocation of Contract Values to the Sub-Accounts on a predetermined percentage basis. Asset Rebalancing will occur every three months or on another frequency authorized by the Company. If the last day of the three month period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing reallocation will occur on the first business day after that day. Asset Rebalancing requests must be in writing on a form provided by the Company. The Contract Owner may want to contact a financial adviser to discuss the use of Asset Rebalancing.

Asset Rebalancing may be subject to employer imposed limitations or restrictions for Contracts issued to a Tax Sheltered Annuity Plan.

The Company reserves the right to discontinue establishing new Asset Rebalancing programs. The Company also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING- The Contract Owner may direct the Company to automatically transfer a specified amount from the Fidelity Variable Insurance Products Fund-High Income Portfolio, NSAT-Money Market Fund, NSAT-Government Bond Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account when the program is requested. Transfers will be processed until either the value in the originating Sub-Account or the Fixed Account is exhausted or the Contract Owner instructs the Home Office in writing to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves the right to assess a processing fee for this service.

SYSTEMATIC WITHDRAWALS- A Contract Owner may elect in writing to begin receiving withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Unless otherwise instructed, the withdrawals will be taken from the Sub-Accounts and the Fixed Account on a prorated basis. A CDSC may apply (see "Contingent Deferred Sales Charge"). Unless directed otherwise by the Contract Owner, the Company will withhold federal income taxes. In addition, a 10% penalty tax may be assessed by the IRS if the Contract Owner is under age 59-1/2, unless the Contract Owner has made an irrevocable election of Distributions of substantially equal payments. Withdrawals may be discontinued at any time by notifying the Home Office in writing.

If the Contract Owner withdraws amounts pursuant to a Systematic Withdrawal program, then the Contract Owner may withdraw each Contract Year without a CDSC an amount up to the greatest of: (1) 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal; (2) an amount withdrawn in order to meet minimum Distribution requirements; or (3) the specified percentage of the Contract Value based on the Contract Owner's age, as shown in the following table:


      Contract Owner's                            Percentage of
             Age                                  Contract Value
     ------------------                  --------------------------------

      Under Age 59-1/2                                  5%
 Age 59-1/2 through Age 61                              7%
   Age 62 through Age 64                                8%
   Age 65 through Age 74                               10%
      Age 75 and Over                                  13%

If the total amounts withdrawn in any Contract Year exceed the CDSC-free amount as calculated under the Systematic Withdrawal method described above, then such total withdrawn amounts will be eligible only for the 10% of Purchase Payment CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section, and the total amount of CDSC charged during the Contract Year will be determined in accordance with that provision.

The Contract Value and the Contract Owner's age for purposes of applying the CDSC-free withdrawal percentage described in this provision are determined as of the date the request for a Systematic Withdrawal program is received and recorded by the Home Office. (In the case of Joint Owners, the older Owner's age will be used.). Furthermore, this CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

The Company reserves the right to discontinue establishing new Systematic Withdrawal programs. The Company also reserves the right to assess a processing fee for this service. Systematic Withdrawals are not available prior to the expiration of the ten day free look provision of the Contract (see "Right to Revoke").




         ANNUITY PAYMENT PERIOD, DEATH BENEFITS, AND OTHER DISTRIBUTIONS

ANNUITY COMMENCEMENT DATE

An Annuity Commencement Date will be selected. Such date will be the first day of a calendar month unless otherwise agreed upon. The date must be at least 2 years after the Date of Issue. In the event the Contract is issued subject to the terms of a Qualified Plan or Tax Sheltered Annuity Plan, Annuitization may occur during the first 2 years subject to approval by the Company.

The Annuity Commencement Date may be changed by the Contract Owner in writing subject to approval by the Company.

ANNUITIZATION

Annuitization is irrevocable once payments have begun. When making an Annuitization election, the Annuitant must choose:

     (1) an Annuity Payout Option; and

     (2) either a Fixed Payment Annuity, Variable Payment Annuity or an available combination.

If a Variable Payment Annuity is elected, all amounts in the Fixed Account must be transferred to the Sub-Accounts prior to the Annuitization Date.

Payments under a Fixed Payment Annuity are guaranteed by the Company as to the dollar amount during the annuity payment period. The dollar amount of each payment under a Variable Payment Annuity will vary depending on the performance of the selected Underlying Mutual Fund options. The dollar amount of each variable payment could be higher or lower than a previous payment.

FIXED PAYMENT ANNUITY - FIRST AND SUBSEQUENT PAYMENTS

The first payment under a Fixed Payment Annuity will be determined by applying the portion of the total Contract Value specified by the Contract Owner to the Fixed Payment Annuity table then in effect for the Annuity Payment Option elected, after deducting any applicable premium taxes from the total Contract Value. This will be done at the Annuitization Date on an age last birthday basis. Subsequent payments will remain level unless the Annuity Payment Option elected provides otherwise. The Company does not credit discretionary interest paid by the Company to payments during the annuity payment period.

VARIABLE PAYMENT ANNUITY - FIRST AND SUBSEQUENT PAYMENTS

The first payment under a Variable Payment Annuity will be determined by applying the portion of the total Contract Value specified by the Contract Owner to the Variable Payment Annuity table then in effect for the Annuity Payment Option elected, after deducting any applicable premium taxes from the total Contract Value. This will be done at the Annuitization Date on an age last birthday basis. The dollar amount of the first payment is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VARIABLE PAYMENT ANNUITY - ASSUMED INVESTMENT RATE

A 3.5% assumed investment rate is built into the Variable Payment Annuity purchase rate basis in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3.5%, the annuity payments will be level.

VARIABLE PAYMENT ANNUITY - VALUE OF AN ANNUITY UNIT

The value of an Annuity Unit for a Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value from the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum built into the Variable Payment Annuity purchase rate basis in the Contracts (see "Net Investment Factor").

VARIABLE PAYMENT ANNUITY - EXCHANGES AMONG UNDERLYING MUTUAL FUND OPTIONS

During the annuity payment period, exchanges among the Underlying Mutual Fund options must be made in writing and the exchange will take place on the anniversary of the Annuitization Date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments will be made based on the Annuity Payment Option selected. However, if the net amount available under any Annuity Payment Option is less than $5000, the Company will have the right to pay such amount in one lump sum in lieu of periodic annuity payments. In addition, if the payments to be provided would be or become less than $50, the Company will have the right to change the frequency of payments to such intervals as will result in payments of at least $50. In no event will the Company make payments under an annuity option less frequently than annually.

ANNUITY PAYMENT OPTIONS

The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the following Annuity Payment
Options:

     Option 1-Life Annuity-An annuity payable periodically, but at least annually, during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. FOR EXAMPLE, IF THE ANNUITANT DIES BEFORE THE SECOND ANNUITY PAYMENT DATE, THE ANNUITANT WILL RECEIVE ONLY ONE ANNUITY PAYMENT. THE ANNUITANT WILL RECEIVE ONLY TWO ANNUITY PAYMENTS IF HE OR SHE DIES BEFORE THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

     Option 2-Joint and Last Survivor Annuity-An annuity payable periodically, but at least annually, during the joint lifetimes of the Annuitant and designated second individual and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     Option 3 -Life annuity with 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the Annuitant. If the Annuitant dies before all of the guaranteed payments have been made, payments will continue to be made for the remainder of the selected guaranteed period to a designee chosen by the Contract Owner at the time the Annuity Payment Option was elected.

     Alternatively, the designee may elect to receive the present value of any remaining guaranteed payments in a lump sum. The present value will be computed as of the date on which the Company receives notice of the Annuitant's death.

Some of the stated Annuity Options may not be available in all states. The Contract Owner may request an alternative option prior to the Annuitization Date subject to approval by the Company.

For Non-Qualified Contracts, no Distribution will be made until an Annuity Payment Option has been elected. IRAs and Tax Sheltered Annuities are subject to the minimum Distribution requirements set forth in the plan, Contract or Code.

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the Contract Owner and the Annuitant are not the same person and a Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If there is no surviving Joint Owner, the Contingent Owner becomes the new Contract Owner. If there is no surviving Contingent Owner, the last surviving Contract Owner's estate becomes the Contract Owner. The entire interest in the Contract Value, less any applicable deductions (which may include a CDSC), must be distributed in accordance with the "Required Distributions for-Non-Qualified Contracts" provision.

DEATH OF THE ANNUITANT - NON-QUALIFIED CONTRACTS

If the Contract Owner and Annuitant are not the same, and the Annuitant dies prior to the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary" provision, unless there is a surviving Contingent Annuitant. In such case, the Contingent Annuitant becomes the Annuitant and no Death Benefit is payable.

The Beneficiary may elect to receive the Death Benefit:

     (1) in a lump sum Distribution;

     (2) as an annuity payout; or

     (3) any Distribution that is permitted by law and is approved by the Company.

An election must be received by the Company within 60 days of the Annuitant's death. If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected Annuity Payment Option.

DEATH OF THE CONTRACT OWNER/ANNUITANT

If any Contract Owner and Annuitant are the same person, and the Annuitant dies before the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary" provision and in accordance with the appropriate "Required Distributions" provisions.

If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected Annuity Payment Option.

DEATH BENEFIT PAYMENT

For Contracts issued on or after May 1, 1998 or the date on which state insurance authorities approve applicable Contract modifications, if the Annuitant dies prior to his or her 86th birthday, the dollar amount of the Death Benefit will be the greatest of:

      (1) the Contract Value;

      (2) the sum of all Purchase Payments, less an adjustment for amounts surrendered; or

     (3) the Contract Value as of the most recent five year Contract Anniversary, less an adjustment for amounts surrendered since that five year Contract Anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

For Contracts issued prior to May 1, 1998 or the date prior to approval of applicable Contract modifications by state insurance authorities, if the Annuitant dies prior to his or her 86th birthday, the dollar amount of the Death Benefit will be the greatest of:

     (1) the Contract Value;

     (2) the sum of all Purchase Payments, less amounts surrendered; or

     (3) the Contract Value as of the most recent five year Contract Anniversary, less amounts surrendered since that five year Contract Anniversary.

If the Annuitant dies on or after his or her 86th birthday and prior to Annuitization, the Death Benefit will equal the Contract Value.

The Death Benefit value is determined as of the Valuation Date at or next following the date the Home Office receives:

     (1) proper proof of the Annuitant's death;

     (2) an election specifying the Distribution method; and

     (3) any state required form(s).

If the Annuitant dies after the Annuitization Date, any payment that may be payable will be determined according to the selected Annuity Payment Option.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Upon the death of any Contract Owner or Joint Owner (including an Annuitant who becomes the Contract Owner on the Annuitization Date), certain distributions are required by Section 72(s) of the Code. Notwithstanding any provision of the Contract to the contrary, the following Distributions will be made in accordance with such requirements:

       1. If any Contract Owner dies on or after the Annuitization Date and before the entire interest under the Contract has been distributed, then the remaining interest will be distributed at least as rapidly as under the method of distribution in effect as of the date of the Contract Owner's death.

       2. If any Contract Owner dies prior to the Annuitization Date, then the entire interest in the Contract (consisting of either the Death Benefit or the Contract Value reduced by certain charges as set forth elsewhere in the Contract) will be distributed within 5 years of the death of the Contract Owner, provided however:

           (a) any interest payable to or for the benefit of a natural person (referred to herein as a "designated beneficiary"), may be distributed over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary. Payments must begin within one year of the date of the Contract Owner's death unless otherwise permitted by federal income tax regulations; and

           (b) if the designated beneficiary is the surviving spouse of the deceased Contract Owner, the spouse may elect to become the Contract Owner in lieu of receiving a Death Benefit, and any distributions required under these distribution rules will be made upon the death of the spouse.

In the event that this Contract is owned by a person that is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions:

           (a) the death of the Annuitant will be treated as the death of any Contract Owner;

           (b) any change of the Annuitant will be treated as the death of any Contract Owner; and

           (c) in either case the appropriate distribution required under these distribution rules will be made upon the death or change, as the case may be. The Annuitant is the primary annuitant as defined in Section 72(s)(6)(B) of the Code.

These distribution provisions will not be applicable to any Contract that is not required to be subject to the provisions of 72(s) of the Code by reason of
Section 72(s)(5) or any other law or rule.

Upon the death of a Contract Owner, the designated Beneficiary must elect a method of distribution which complies with the above distribution provisions and which is acceptable to the Company. Such election must be received by the Company within 60 days of the Contract Owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES

Amounts in a Tax Sheltered Annuity Contract will be distributed in a manner consistent with the Minimum Distribution and Incidental Benefit (MDIB) provisions of Section 401(a)(9) of the Code and applicable regulations. Amounts will be paid, notwithstanding anything else contained herein, to the Annuitant under the Annuity Payments Option selected, over a period not exceeding:

     (a) the life of the Annuitant or the joint lives of the Annuitant and the Annuitant's designated beneficiary under the selected Annuity Payment Option; or

     (b) a period not extending beyond the life expectancy of the Annuitant or the joint life expectancies of the Annuitant and the Annuitant's designated beneficiary under the selected Annuity Payment Option.

No distributions will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Tax Sheltered Annuity of the Annuitant.

If the Annuitant's entire interest in a Tax Sheltered Annuity is to be distributed in equal or substantially equal payments over a period described in
(a) or (b) above, such payments will commence on the required beginning date, which is the later of:

     (a) the first day of April following the calendar year in which the Annuitant attains age 70-1/2; or

     (b) when the Annuitant retires.

In the case of a governmental plan (as defined in Code Section 414(d)), or church plan (as defined in Code Section 401(a)(9)(C)), the required beginning date will be the later of the dates determined under the preceding sentence or April 1 of the calendar year following the calendar year in which the Annuitant retires.

If the Annuitant dies prior to the commencement of his or her Distribution, the interest in the Qualified Contract or Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs unless:

       (a) the Annuitant names his or her surviving spouse as the Beneficiary and the spouse elects to receive Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Annuitant would have attained age 70-1/2; or

       (b) the Annuitant names a Beneficiary other than his or her surviving spouse and the Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Annuitant dies.

If the Annuitant dies after Distribution has commenced, the Distribution must continue at least as rapidly as under the schedule being used prior to his or her death.

Payments commencing on the required beginning date will not be less than the lesser of the quotient obtained by dividing the entire interest of the Annuitant by the life expectancy of the Annuitant, or the joint life expectancies of the Annuitant and the Annuitant's designated beneficiary (if the Annuitant dies prior to the required beginning date) or the Beneficiary under the selected Annuity Payment Option (if the Annuitant dies after the required beginning date) whichever is applicable under the applicable minimum distribution or MDIB provisions. Life expectancy and joint life expectancies are computed by the use of return multiples contained in Section 1.72-9 of the Treasury Regulations.

If amounts distributed to the Annuitant are less than those mentioned above, a penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR IRAS

Distribution from an IRA must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70-1/2. Distribution may be accepted in a lump sum or in substantially equal payments over: (a) the Contract Owner's life or the lives of the Contract Owner and his or her spouse or designated beneficiary, or (b) a period not extending beyond the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and the Contract Owner's designated beneficiary.

If the Contract Owner dies prior to the commencement of his or her Distribution, the interest in the IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

      (a) The Contract Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

             (i) treat the annuity as an IRA established for his or her benefit; or

             (ii) receive Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Contract Owner would have attained age 70-1/2; or

         (b) The Contract Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Contract Owner dies.

No Distribution will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another IRA of the Contract Owner.

If the Contract Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death, except that a surviving spouse who is the beneficiary under the Annuity Payment Option, may treat the Contract as his or her own, in the same manner as is described in section (a)(i) of this provision.

If the amounts distributed to the Contract Owner are less than those mentioned above, a penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

A pro-rata portion of all Distributions will be included in the gross income of the person receiving the Distribution and taxed at ordinary income tax rates. The portion of the Distribution which is taxable is based on the ratio between the amount by which non-deductible Purchase Payments exceed prior non-taxable Distributions and total account balances at the time of the Distribution. The Owner of an IRA must annually report the amount of non-deductible Purchase Payments, the amount of any Distribution, the amount by which non-deductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance of all IRAs.

IRA Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Contract Owner dies prior to the time Distribution of his or her interest in the annuity is completed, the balance will also be included in his or her gross estate.

REQUIRED DISTRIBUTIONS FOR ROTH IRAS

Distributions from a Roth IRA, unlike other IRAs, are not required to commence during the lifetime of the Contract Owner.

Upon the death of the Contract Owner, the Contract Owner's interest in the Roth IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

        (a) The Contract Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

       (i) treat the annuity as a Roth IRA established for his or her benefit; or

       (ii) receive Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year following the year in which the Contract Owner would have attained age 70-1/2; or

   (b) The Contract Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the following year in which the Contract Owner dies.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "nonqualified distributions" (see "Federal Income Taxes").

                           FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The Company does not make any guarantee regarding the tax status for any Contract or any transaction involving the Contracts. Contract Owners should consult a financial consultant, legal counsel or tax advisor to discuss in detail the taxation and use of the Contract.

Section 72 of the Code governs taxation of annuities in general. That section sets forth different rules for: (1) IRAs including SEP IRAs; (2) Roth IRAs; (3) Tax Sheltered Annuities; and (4) Non-Qualified Contracts. Each type of annuity is discussed below.

Distributions to participants from Tax Sheltered Annuities are generally taxed when received. A portion of each Distribution is excludable from income based on formula required by the Code. The formula required by the Code excludes from income an amount equal to the investment in the Contract divided by the number of anticipated payments, as determined pursuant to Section 72(d) of the Code, until the full investment in the Contract is recovered; thereafter all Distributions are fully taxable.

Distributions from IRAs and SEP IRAs and Contracts owned by Individual Retirement Accounts are generally taxed when received. The portion of each payment which is excludable is based on the ratio between the amount by which nondeductible Purchase Payments to all Contracts exceeds prior non-taxable Distributions from the Contracts, and the total account balances in the Contracts at the time of the Distribution. The owner of such IRAs or SEP IRAs or the Annuitant under Contracts held by Individual Retirement Accounts must annually report to the IRS the amount of nondeductible Purchase Payments, the amount of any Distribution, the amount by which nondeductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance in all IRAs, SEP IRAs and Individual Retirement Accounts.

Distributions of earnings from Roth IRAs are taxable or nontaxable, depending upon whether they are "qualified distributions" or "nonqualified distributions." A "qualified distribution" is one that satisfies the five year rule and meets one of the following four requirements: (i) it is made on or after the date on which the Contract Owner attains the age of 59-1/2; (ii) it is made to a Beneficiary (or the Contract Owner's estate) on or after the death of the Contract Owner; (iii) it is attributable to the Contract Owner's disability; or
(iv) it is a qualified first-time homebuyer distribution (as defined in Section 72(t)(2)(F) of the Code). If the Roth IRA does not have any qualified rollover contributions from a retirement plan other than a Roth IRA (or income allocable thereto), the five year rule is satisfied if the Distribution is not made within the five year period beginning with the first contribution to the Roth IRA. If the Roth IRA has any qualified rollover contributions from a retirement plan other than a Roth IRA (or income allocable thereto), the five year rule is satisfied if the Distribution is not made within the five taxable year period commencing with the taxable year in which the qualified rollover contribution was made.

A nonqualified distribution is any Distribution that is not a qualified distribution.

A qualified distribution is not included in gross income for federal income tax purposes. A nonqualified distribution is not includible in gross income to the extent that such Distribution, when added to all previous Distributions, does not exceed that aggregate amount of contributions made to the Roth IRA. Any nonqualified distribution in excess of the aggregate amount of contributions will be included in the Contract Owner's gross income in the year that is distributed to the Contract Owner.

Taxable Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a qualified plan. If the Contract Owner dies prior to the complete Distribution of the Contract, the balance will also be included in the Contract Owner's gross estate for federal estate tax purposes.

A change of the Annuitant or Contingent Annuitant may be treated by the IRS as a taxable transaction.

PUERTO RICO

Under the Puerto Rico tax code, Distributions from a Non-Qualified Contract prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal adviser should be consulted.

NON-QUALIFIED CONTRACTS - NATURAL PERSONS AS CONTRACT OWNERS

The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract until the investment has been recovered; thereafter the entire amount is includable in income. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, loans, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988, by the same company to the same contract owner during any 12 month period, will be treated as one annuity contract. Additional limitations on the use of multiple contracts may be imposed by Treasury Regulations. Distributions prior to the Annuitization Date with respect to that portion of the Contract invested prior to August 14, 1982, are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to contributions made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase. If this Contract is issued as the result of an exchange described in Section 1035 of the Code, for purposes of determining whether the Contract is an immediate annuity, it will generally be considered to have been purchased on the purchase date of the contract given up in the exchange.

Code Section 72 also provides for a penalty tax, equal to 10% of the portion of any Distribution that is includable in gross income, if such Distribution is made prior to attaining age 59-1/2. The penalty tax does not apply if the Distribution is attributable to the Contract Owner's death, disability, or is one of a series of substantially equal periodic payments made over the life or life expectancy of the Contract Owner (or the joint lives or joint life expectancies of the Contract Owner and the beneficiary selected by the Contract Owner to receive payment under the Annuity Payment Option selected by the Contract Owner) or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. Such election shall be irrevocable and may not be amended or changed.

In order to qualify as an annuity contract under Section 72 of the Code, the contract must provide for Distribution of the entire contract to be made upon the death of a Contract Owner. If a Contract Owner dies prior to the Annuitization Date, then the Joint Contract Owner, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Contract Owner's death. However, the recipient may elect for payments to be made over his/her life or life expectancy provided that such payments begin within one year from the death of the Contract Owner. If the Joint Contract Owner, Contingent Owner or other named recipient is the surviving spouse, the spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used on the date of the Contract Owner's death (see "Required Distribution For Qualified Plans and Tax Sheltered Annuities"). If the Contract Owner is not a natural person, the death of the Annuitant (or a change in the Annuitant) will result in a Distribution pursuant to these rules, regardless of whether a Contingent Annuitant is named.

The Code requires that any election to receive an annuity in lieu of a lump sum payment must be made within 60 days after the lump sum becomes payable (generally, the election must be made within 60 days after the death of a Contract Owner or the Annuitant). If the election is made more than 60 days after the lump sum first becomes payable, the election will be ignored for tax purposes, and the entire amount of the lump sum will be subject to immediate tax. If the election is made within the 60 day period, each Distribution will be taxable when it is paid.

NON-QUALIFIED CONTRACTS - NON-NATURAL PERSONS AS CONTRACT OWNERS

The foregoing discussion of the taxation of Non-Qualified Contracts applies to Contracts owned (or, pursuant to Section 72(u) of the Code, deemed to be owned) by individuals.

As a general rule, contracts owned by corporations, partnerships, trusts, and similar entities ("non-natural persons"), rather than by one or more individuals, are not treated as annuity contracts for most purposes under the Code; in particular, they are not treated as annuity contracts for purposes of
Section 72. Therefore, the taxation rules for Distributions, as described above, do not apply to Non-Qualified Contracts owned by non-natural persons. Rather the income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned, and is not deferred, even if the income is not distributed out of the Contract to the Contract Owner.

The foregoing non-natural person rule does not apply to all entity-owned contracts. A Contract that is owned by a non-natural person as an agent for an individual is treated as owned by the individual. This exception does not apply, however, to a non-natural person who is an employer that holds the Contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to a Contract that is:

     (a) acquired by the estate of a decedent by reason of the death of the decedent;

     (b) issued in connection with certain qualified retirement plans and individual retirement plans;

     (c) used in connection with certain structured settlements;

     (d) purchased by an employer upon the termination of certain qualified retirement plans; or

     (e) an immediate annuity.

IRAS AND TAX SHELTERED ANNUITIES

Contract Owners seeking information regarding eligibility, limitations on permissible amounts of Purchase Payments, and the tax consequences of distributions from Tax Sheltered Annuities, IRAs, and other plans that receive favorable tax treatment, should seek competent advice; the terms of such plans may limit the rights available under the Contracts.

Pursuant to Section 403(b)(1)(E) Code, a Contract that is issued as a Tax-Sheltered Annuity is required to limit the amount of the Purchase Payment for any year to an amount that does not exceed the limit set forth in Section 402(g) of the Code, as it is from time to time increased to reflect increases in the cost of living. This limit may be reduced by any deposits, contributions or payments made to any other Tax-Sheltered Annuity or other plan, contract or arrangement by or on behalf of the Contract Owner.

The Code permits the rollover of most Distributions from Qualified Plans to other Qualified Plans or IRAs. Most Distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity, IRA or Individual Retirement Accounts. Distributions that may not be rolled over are those which are:

     (a) one of a series of substantially equal annual (or more frequent) payments made:

         (i)   over the life (or life expectancy) of the Contract Owner;

         (ii) over the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner's designated Beneficiary; or

         (iii) for a specified period of ten years or more; or

     (b)       a required minimum distribution.

Any Distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the Distribution is transferred directly to an appropriate plan as described above.

IRAs may not provide life insurance benefits. If the Death Benefit exceeds the greater of the cash value of the Contract or the sum of all Purchase Payments (less any surrenders), it is possible the IRS could determine that the IRA did not qualify for the desired tax treatment.

ROTH IRAS

The Contract may be purchased as a Roth IRA. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as a Roth IRA, for information regarding eligibility to invest in a Roth IRA, for limitations on permissible amounts of Purchase Payments that may be made to a Roth IRA, and as to the tax consequences of Distributions from Roth IRAs.

The Code permits the rollover of most Distributions from Individual Retirement Accounts or IRAs to Roth IRAs. The rollovers are subject to federal income tax as Distributions from the Individual Retirement Account or IRA. For rollovers that take place in 1998, the income from rollover is included in income ratably over the four year period commencing in 1998. For rollovers in subsequent years, the entire amount of income from the rollover will be required to be included in income in the year of the rollover Distribution from the Individual Retirement Account or IRA.

A Distribution from a Roth IRA that received the proceeds of a rollover from an Individual Retirement Account or IRA within the previous five years could be subject to a 10% penalty even if the Distribution is not taxable. In addition, if the rollover from the Individual Retirement Account or IRA was made in 1998 and the income from that rollover was included in income ratably over a four year period, a Distribution from the Roth IRA within four years of the rollover may be subject to an additional 10% penalty.

WITHHOLDING

The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner or other payee. The Contract Owner or other payee is entitled to elect not to have federal income tax withheld from certain types of Distributions, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year. However, if the IRS notifies the Company that the Contract Owner or other payee has furnished an incorrect taxpayer identification number, or if the Contract Owner or other payee fails to provide a taxpayer identification number, the Distributions may be subject to back-up withholding at the statutory rate which is presently 31% and which cannot be waived by the Contract Owner or other payee.

NON-RESIDENT ALIENS

Distributions to nonresident aliens (NRAs) are generally subject to federal income tax and tax withholding at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company may be required to withhold such amount from the Distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances, zero tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. For Distributions the NRA must obtain an Individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and a proper Individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such Distributions will be subject to the rules set forth in the section entitled "Withholding."

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

A transfer of the Contract from one Contract Owner to another, or the payment of a Distribution under the Contract to someone other than a Contract Owner, may constitute a gift for federal gift tax purposes. Upon the death of the Contract Owner, the value of the Contract may be included in his or her gross estate for federal estate tax purposes, even if all or a portion of the value is also subject to federal income taxes.

The Company may be required to determine whether the Death Benefit or any other payment or Distribution constitutes a "direct skip" as defined in Section 2612 of the Code, and the amount of the generation skipping transfer tax, if any, resulting from such direct skip. A direct skip may occur when property is transferred to, or a Death Benefit or other Distribution is made to:

     (a) an individual who is two or more generations younger than the Contract Owner; or

     (b) certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the Contract Owner).

If the Contract Owner is not an individual, then for this purpose only, "Contract Owner" refers to any person who would be required to include the Contract, Death Benefit, Distribution, or other payment in his or her federal gross estate at his or her death, or who is required to report the transfer of the Contract, Death Benefit, Distribution, or other payment for federal gift tax purposes.

If the Company determines that a generation-skipping transfer tax is required to be paid by reason of a direct skip, the Company is required to reduce the amount of such Death Benefit, Distribution, or other payment by such tax liability, and pay the tax liability directly to the IRS.

Federal estate, gift and generation-skipping transfer tax consequences, and state and local estate, inheritance, succession, generation skipping transfer, and other tax consequences of owning or transferring a Contract, and of receiving a Distribution, Death Benefit, or other payment, depend on the circumstances of the person owning or transferring the Contract, or person receiving a Distribution, Death Benefit, or other payment.

CHARGE FOR TAX

The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in Sub-Accounts for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future if the tax laws change.

DIVERSIFICATION

The IRS has promulgated regulations under Section 817(h) of the Code relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Contract Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Contract Owner if the income, for the period the contract was not diversified, had been received by the Contract Owner. If the failure to diversify is not corrected in this manner, the Contract Owner contract will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract meet these diversification standards.

Representatives of the IRS have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Contract would no longer qualify as an annuity under Section 72 of the Code, the Company will take whatever steps are available to remain in compliance.

TAX CHANGES

The Code has been subjected to numerous amendments and changes and it is reasonable to believe that it will continue to be revised. The United States Congress has considered numerous legislative proposals that, if enacted, could change the tax treatment of the Contracts. It is reasonable to believe that such proposals, may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Contract.

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice. Statutes, regulations, and rulings are subject to interpretation by the courts. The courts may determine that a different interpretation than the currently favored interpretation is appropriate, thereby changing the operation of the rules that are applicable to annuity contracts.

Any of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Contract may be changed retroactively. There is no way of predicting whether, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO ANNUITY CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                               GENERAL INFORMATION

CONTRACT OWNER INQUIRIES

Contract Owner inquiries may be directed to the Company by writing P.O. Box 182008, Columbus, Ohio 43218-2008, or calling 1-800-240-5054, TDD
1-800-238-3035.

STATEMENTS AND REPORTS

The Company will mail to Contract Owners, at their last known address, any statements and reports required by law. Contract Owners should promptly notify the Company of any address change. Statements are mailed detailing the Contract's quarterly activity. The Company will also send a confirmation statement to Contract Owners each time a transaction is made affecting the Contract Value. However, instead of receiving an immediate confirmation of transactions made pursuant to some types of recurring payment plans (such as a dollar cost averaging program or salary reduction arrangement), the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Contract Owner notifies the Home Office within 30 days after receipt of the statement. The Company will also send to Contract Owners a semi-annual report as of June 30 and an annual report as of December 31, containing financial statements for the Variable Account.


ADVERTISING

A "yield" and "effective yield" may be advertised for the NSAT-Money Market Fund. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the NSAT-Money Market Fund's units. Yield is an annualized figure, which means that it is assumed that the NSAT-Money Market Fund generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

The Company may also from time to time advertise the performance of a Sub-Account of the Variable Account relative to the performance of other variable annuity sub-accounts or underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the Sub-Accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

The Sub-Accounts may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2-1/2 Year CD Rates; and Dow Jones Industrial Average.

Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Underlying Mutual Fund options against all underlying mutual funds over specified periods and against underlying mutual funds in specified categories. The rankings may or may not include the effects of sales charges or other fees.

The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

The Company may, from time to time, advertise several types of historical performance of the Sub-Accounts. The Company may advertise for the Sub-Account's standardized "average annual total return," calculated in a manner prescribed by the SEC, and nonstandardized "total return." "Average annual total return" illustrates the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods, or for a period covering the time the Underlying Mutual Fund has been available in the Variable Account if the Underlying Mutual Fund option has not been available for the prescribed periods. THIS CALCULATION REFLECTS THE DEDUCTION OF ALL APPLICABLE CHARGES MADE TO THE CONTRACTS EXCEPT FOR PREMIUM TAXES, WHICH MAY BE IMPOSED BY CERTAIN STATES.

Nonstandardized "total return," calculated similar to standardized "average annual total return," illustrates the percentage rate of return of a hypothetical initial investment of $25,000 for the most recent one, five and ten year periods, or for a period covering the time the Underlying Mutual Fund option has been in existence. For those Underlying Mutual Fund options which have not been held as Sub-Accounts for one of the prescribed periods, the nonstandardized total return illustrations will show the investment performance such Underlying Mutual Fund options would have achieved (reduced by the same charges except the CDSC) had such Underlying Mutual Fund options been available in the Variable Account for the periods quoted. THE CDSC IS NOT REFLECTED BECAUSE THE CONTRACTS ARE DESIGNED FOR LONG TERM INVESTMENT. THE CDSC, IF REFLECTED, WOULD DECREASE THE LEVEL OF PERFORMANCE SHOWN. AN INITIAL INVESTMENT OF $25,000 IS ASSUMED BECAUSE THAT AMOUNT MORE CLOSELY APPROXIMATES THE SIZE OF A TYPICAL CONTRACT THAN DOES THE $1,000 ASSUMPTION USED IN CALCULATING THE STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS.

The standardized average annual total return and nonstandardized total return quotations reflected below are calculated as described in this section using Underlying Mutual Fund performance for the period ended December 31, 1997. However, the Company generally provides performance quotations on a more frequent basis, the results of which could reflect better or worse results than shown below. The quotations and other comparative material advertised by the Company are based upon historical earnings and are not intended to represent or guarantee future results. A Contract Owner's Contract Value at redemption may be more or less than the original cost.

                   UNDERLYING MUTUAL FUND PERFORMANCE SUMMARY

                                        STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------
          SUB-ACCOUNT OPTIONS                   1 YEAR TO           5 YEARS TO      10 YEARS OR DATE   DATE FUND ADDED TO
                                                12-31-97             12/31/97      FUND AVAILABLE IN    VARIABLE ACCOUNT
                                                                                    VARIABLE ACCOUNT
                                                                                           TO

                                                                                        12/31/97

---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA             N/A                 N/A                5.82%             03-03-97
Aggressive Growth Fund
---------------------------------------------------------------------------------------------------------------------------

Evergreen Variable Trust- Evergreen VA           29.84%                N/A               23.89%             03-01-96
Fund
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA
Foundation Fund                                  20.62%                N/A               19.28%             03-01-96
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA
Growth and Income Fund                           27.38%                N/A               25.07%             03-01-96
---------------------------------------------------------------------------------------------------------------------------

Evergreen Variable Trust - Evergreen VA            N/A                 N/A                3.15%             03-03-97
Global Leaders Fund
---------------------------------------------------------------------------------------------------------------------------

Evergreen Variable Trust- Evergreen VA             N/A                 N/A               -1.09%             03-03-97
Strategic Income Fund
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio               10.62%                N/A               10.50%             03-01-96
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                   4.59%                N/A                7.63%             03-01-96
---------------------------------------------------------------------------------------------------------------------------

Fidelity VIP II Asset Manager Portfolio          13.56%                N/A               13.76%             03-01-96
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio               N/A                 N/A               13.51%             02-03-97
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities              N/A
Portfolio                                                              N/A               17.50%             02-03-97
---------------------------------------------------------------------------------------------------------------------------
NSAT- Government Bond Fund
                                                  2.73%                N/A                3.32%             03-01-96
---------------------------------------------------------------------------------------------------------------------------
NSAT- Money Market Fund                          -1.61%                N/A                0.82%             02-29-96
---------------------------------------------------------------------------------------------------------------------------

                                      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------
           SUB-ACCOUNT OPTIONS                  1 YEAR TO           5 YEARS TO          10 YEARS TO          DATE FUND
                                                12-31-97             12/31/97        12/31/97 OR LIFE        EFFECTIVE
                                                                                          OF FUND
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA             N/A                 N/A                  N/A               02-28-97
Aggressive Growth Fund
---------------------------------------------------------------------------------------------------------------------------

Evergreen Variable Trust- Evergreen VA           35.24%                N/A                26.33%              03-01-96
Fund
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA
Foundation Fund                                  26.02%                N/A                21.80%              03-01-96
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA
Growth and Income Fund                           32.78%                N/A                27.50%              03-01-96
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA             N/A                 N/A                  N/A               02-28-97
Global Leaders Fund
---------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Trust- Evergreen VA             N/A                 N/A                  N/A               02-28-97
Strategic Income Fund
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio               16.02%               12.35%              11.24%              09-19-85
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                   9.99%               12.51%               8.09%              01-28-87
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio          18.96%               11.38%              11.51%             09-01-8996
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio             22.41%                N/A                26.42%              01-03-95
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities            28.13%                N/A                25.08%              01-03-95
Portfolio
---------------------------------------------------------------------------------------------------------------------------
NSAT- Government Bond Fund                        8.13%                5.89%               7.74%              11-08-82
---------------------------------------------------------------------------------------------------------------------------
NSAT- Money Market Fund                           3.79%                3.06%               4.14%              11-10-81
---------------------------------------------------------------------------------------------------------------------------

                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of others since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 include approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.

                                LEGAL PROCEEDINGS

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

The General Distributor, Nationwide Advisory Services, Inc. is not engaged in any litigation of any material nature.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life Insurance Company was named as a defendant in a lawsuit filed in New York Supreme Court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit has not been certified as a class action. In April, 1997, a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced an action against Nationwide Life Insurance Company and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motions to dismiss the entire complaint. Plaintiffs' counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April, 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
General Information and History..............................................1
Services.....................................................................1
Purchase of Securities Being Offered.........................................1
Underwriters.................................................................2
Calculation of Performance...................................................2
Annuity Payments.............................................................3
Financial Statements.........................................................4

                                    APPENDIX

                                  FIXED ACCOUNT

Purchase Payments under the Fixed Account of the Contract and transfers to the Fixed Account become part of the general account of the Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the "1933 Act" nor is the general account registered as an investment company under the "1940 Act." Accordingly, neither the general account nor any interest therein are subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the Fixed Account. Disclosures regarding the Fixed Account and the general account may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

                            FIXED ACCOUNT ALLOCATIONS

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company, other than those in the Variable Account and any other segregated asset account. Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner.

The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such assets will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

Investment income from the Fixed Account includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the contracts will vary from at the sole discretion of the Company at such rate(s) as the Company prospectively declares. The guaranteed rate for any Purchase Payment will remain in effect for a period not less than twelve months. However, the Company guarantees that it will credit interest at not less than 3.0% per year. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Sub-Accounts to the Fixed Account and amounts maturing in the Fixed Account at the expiration of an Interest Rate Guarantee Period.

The Company guarantees that the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described above, less any applicable charges including CDSC.

TRANSFERS


For transfers from the Fixed Account to the Variable Account, refer to the "Transfers" provision of the prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998

       MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED
                BY NATIONWIDE LIFE INSURANCE COMPANY THROUGH ITS
                          NATIONWIDE VARIABLE ACCOUNT-6

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 1998. The prospectus may be obtained from Nationwide Life Insurance Company by writing P.
O. Box 182008, Columbus, Ohio 43218-2008, or calling 1-800-240-5054, TDD
1-800-238-3035.

                                TABLE OF CONTENTS

                                                                            PAGE
General Information and History...............................................1
Services......................................................................1
Purchase of Securities Being Offered..........................................1
Underwriters..................................................................2
Calculation of Performance....................................................2
Annuity Payments..............................................................3
Financial Statements..........................................................4

GENERAL INFORMATION AND HISTORY

The Nationwide Variable Account-6 is a separate investment account of Nationwide Life Insurance Company ("Company"). The Company is a member of the Nationwide Insurance Enterprise and all of the Company's common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company, as well. All of its common stock is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), the ultimate controlling persons of Nationwide Insurance Enterprise. The Nationwide Insurance Enterprise is one of America's largest insurance and financial services family of companies, with combined assets of over $83.2 billion as of December 31, 1997.

SERVICES

The Company, which has responsibility for administration of the Contracts and the Variable Account, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner and the number and type of Contract issued to each such Contract Owner and records with respect to the Contract Value of each Contract.

The Custodian of the assets of the Variable Account is the Company. The Company will maintain a record of all purchases and redemptions of shares of the Underlying Mutual Funds.

The audited financial statements have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, Two Nationwide Plaza, Columbus, Ohio 43215, and upon the authority of said firm as experts in accounting and auditing.

PURCHASE OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in the states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD").

When a Contract described in the prospectus is exchanged for another contract issued by the Company or any of its affiliated insurance companies of the type and class which the Company determines is eligible for such an exchange, the Company may waive any remaining Contingent Deferred Sales Charges on the first Contract. A Contingent Deferred Sales Charge may apply to the contract received in the exchange.



                                   45 of 104

UNDERWRITERS

The Contracts, which are offered continuously, are distributed by Nationwide Advisory Services, Inc. ("NAS"). One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of the Company. During the fiscal years ended 1997, 1996 and 1995, no underwriting commissions have been paid by the Company to NAS.

CALCULATIONS OF PERFORMANCE

Any current yield quotations of the NSAT Money Market Fund, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield will be calculated by determining the net change, exclusive of capital changes, in the value of hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by (365/7) or (366/7) in a leap year. At December 31, 1997, the NSAT-Money Market Fund's seven-day current unit value yield was 3.94%. The NSAT-Money Market Fund's seven-day effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current unit value yield quotations of the Fund. At December 31, 1997 the seven-day effective yield was 4.02%.

The NSAT-Money Market Fund yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the NSAT-Money Market Fund determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitation described "Investment Manager and Other Services" in the NSAT-Money Market Fund's Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the Net Asset Values will remain constant. It should be noted that a Contract Owner's investment in the NSAT-Money Market Fund is not guaranteed or insured. Yield of other money market funds may not be comparable if a different base period or another method of calculation is used.

All performance advertising will include quotations of standardized average annual total return, calculated in accordance with a standard method prescribed by rules of the SEC. Standardized average annual return is found by taking a hypothetical $1,000 investment in each of the Sub-Accounts' units on the first day of the period at the offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return reflects the deduction of a maximum of a 1.40% Mortality, Expense Risk and Administration Charge. The redeemable value also reflects the effect of any applicable Contingent Deferred Sales Charge that may be imposed at the end of the period (see "CDSC" located in the prospectus). No deduction is made for premium taxes which may be assessed by certain states. Nonstandardized total return may also be advertised, and is calculated in a manner similar to standardized average annual total return except the nonstandardized total return is based on a hypothetical initial investment of $25,000 and does not reflect the deduction of any applicable CDSC. Reflecting the CDSC would decrease the level of the performance advertised. The CDSC is not reflected because the Contract is designed for long term investment. An assumed initial investment of $25,000 will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment used affects performance because the Contract Maintenance Charge is fixed per Contract charge.



                                   46 of 104

The standardized average annual total return and nonstandardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both the standardized average annual return and the nonstandardized average annual total return will be based on rolling calendar quarters and will cover periods of one, five, and ten years, or a period covering the time the Underlying Mutual Fund has been available in the Variable Account for standardized average annual returns, or the date the Underlying Mutual Fund has been in existence for nonstandardized average annual total returns, if the Mutual Quotations of average annual total return and total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, would not be considered a guarantee of future performance. Factors affecting a Sub-Account's performance include general market conditions, operating expenses and investment management. A Contract Owner's account when redeemed may be more or less than original cost.

ANNUITY PAYMENTS

See "Frequency and Amount of Annuity Payments" located in the prospectus.


                                   47 of 104

                          Independent Auditors' Report



TheBoard of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide Variable Account-6:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Variable Account-6 as of December 31, 1997, and the related statements of operations and changes in contract owners' equity for the year then ended and the period February 28, 1996 (commencement of operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Variable Account-6 as of December 31, 1997, and the results of its operations and its changes in contract owners' equity for the year then ended and the period February 28, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                          NATIONWIDE VARIABLE ACCOUNT-6

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997


ASSETS:
   Investments at market value:

      Evergreen - VA Aggressive Growth Fund (EvAggrGro)
         168,405 shares (cost $1,773,493) .......................................     $  1,869,292

      Evergreen - VA Foundation Fund (EvFound)
         2,099,936 shares (cost $23,743,431) ....................................       28,433,133

      Evergreen - VA Fund (EvFund)
         1,163,773 shares (cost $13,931,246) ....................................       17,328,583

      Evergreen - VA Global Leaders Fund (EvGloLead)
         268,669 shares (cost $2,850,721) .......................................        2,898,942

      Evergreen - VA Growth and Income Fund (EvGrInc)
         1,752,595 shares (cost $21,455,578) ....................................       26,797,181

      Evergreen - VA Strategic Income Fund (EvStratInc)
         216,179 shares (cost $2,195,389) .......................................        2,205,031

      Fidelity VIP - High Income Portfolio (FidVIPHI)
         151,877 shares (cost $1,836,692) .......................................        2,062,492

      Fidelity VIP - Overseas Portfolio (FidVIPOv)
         138,718 shares (cost $2,556,492) .......................................        2,663,389

      Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
         104,866 shares (cost $1,658,109) .......................................        1,888,644

      Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)
         59,861 shares (cost $1,086,795) ........................................        1,193,636

      Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)
         78,394 shares (cost $1,309,941) ........................................        1,510,646

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         25,536 shares (cost $284,920) ..........................................          290,598

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         1,713,302 shares (cost $1,713,302) .....................................        1,713,302
                                                                                      ------------

            Total investments ...................................................       90,854,869

   Accounts receivable ..........................................................           -
                                                                                      ------------
            Total assets ........................................................       90,854,869

ACCOUNTS PAYABLE ................................................................           59,147
                                                                                      ------------
CONTRACT OWNERS' EQUITY .........................................................     $ 90,795,722
                                                                                      ============

                                                                                                                        ANNUAL
Contract owners' equity represented by:                           UNITS             UNIT VALUE                          RETURN
                                                               ---------           ------------                         ------
Contracts in accumulation phase:
      Evergreen - VA Aggressive Growth Fund:
         Tax qualified ..................................         32,233           $  10.970866      $   353,624        10%(a)
         Non-tax qualified ..............................         36,965              10.970866          405,538        10%(a)
         Initial Funding by Depositor (note 1a) .........        100,000              11.100000        1,110,000        11%(a)
      Evergreen - VA Foundation Fund:
         Tax qualified ..................................        513,556              14.357474        7,373,367        26%
         Non-tax qualified ..............................      1,362,798              14.357474       19,566,337        26%
         Initial Funding by Depositor (note 1a) .........        100,000              14.733127        1,473,313        28%
      Evergreen - VA Fund:
         Tax qualified ..................................        253,280              15.352653        3,888,520        35%
         Non-tax qualified ..............................        772,073              15.352653       11,853,369        35%
         Initial Funding by Depositor (note 1a) .........        100,000              15.754272        1,575,427        37%
      Evergreen - VA Global Leaders Fund:
         Tax qualified ..................................         61,612              10.753040          662,516         8%(a)
         Non-tax qualified ..............................        106,774              10.753040        1,148,145         8%(a)
         Initial Funding by Depositor (note 1a) .........        100,000              10.879585        1,087,959         9%(a)
      Evergreen - VA Growth and Income Fund:
         Tax qualified ..................................        406,022              15.614450        6,339,810        33%
         Non-tax qualified ..............................      1,206,385              15.614450       18,837,038        33%
         Initial Funding by Depositor (note 1a) .........        100,000              16.022979        1,602,298        35%
      Evergreen - VA Strategic Income Fund:
         Tax qualified ..................................         30,744              10.405791          319,916         4%(a)
         Non-tax qualified ..............................         79,968              10.405791          832,130         4%(a)
         Initial Funding by Depositor (note 1a) .........        100,000              10.528287        1,052,829         5%(a)
      Fidelity VIP - High Income Portfolio:
         Tax qualified ..................................         31,204              12.549013          391,579        16%
         Non-tax qualified ..............................        133,009              12.549013        1,669,132        16%
      Fidelity VIP - Overseas Portfolio:
         Tax qualified ..................................         32,632              11.984120          391,066        10%
         Non-tax qualified ..............................        189,428              11.984120        2,270,128        10%
      Fidelity VIP-II - Asset Manager Portfolio:
         Tax qualified ..................................         35,177              13.208527          464,636        19%
         Non-tax qualified ..............................        107,673              13.208527        1,422,202        19%
      Fidelity VIP-II - Contrafund Portfolio:
         Tax qualified ..................................         10,250              11.841787          121,378        18%(a)
         Non-tax qualified ..............................         90,497              11.841787        1,071,646        18%(a)
      Fidelity VIP-III - Growth Opportunities Portfolio:
         Tax qualified ..................................         14,976              12.196412          182,653        22%(a)
         Non-tax qualified ..............................        108,817              12.196412        1,327,177        22%(a)
      Nationwide SAT - Government Bond Fund:
         Tax qualified ..................................          7,513              11.157782           83,828         8%
         Non-tax qualified ..............................         18,506              11.157782          206,486         8%
      Nationwide SAT - Money Market Fund:
         Tax qualified ..................................         64,006              10.691554          684,324         4%
         Non-tax qualified ..............................         96,090              10.691554        1,027,351         4%
                                                                 =======              =========      -----------
                                                                                                     $90,795,722
                                                                                                     ===========

(a)  This investment option was not being utilized for the entire period.


See accompanying notes to financial statements.

                         NATIONWIDE VARIABLE ACCOUNT-6
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

       YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FEBRUARY 28, 1996
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996


                                                                     TOTAL                           EVAGGRGRO
                                                          ------------------------------  ------------------------------
                                                                1997           1996            1997            1996
                                                          --------------  --------------  --------------  --------------
INVESTMENT ACTIVITY:
Reinvested dividends ................................     $      921,552         314,578              -               -
Mortality, expense and administration
  charges (note 2) ..................................           (718,940)       (230,324)         (2,625)             -
                                                          --------------  --------------  --------------  --------------
  Net investment activity ...........................            202,612          84,254          (2,625)             -
                                                          --------------  --------------  --------------  --------------

Proceeds from mutual fund shares sold ...............          5,439,115       3,463,306         146,318              -
Cost of mutual fund shares sold .....................         (5,092,331)     (3,318,706)       (130,185)             -
                                                          --------------  --------------  --------------  --------------
  Realized gain (loss) on investments ...............            346,784         144,600          16,133              -
Change in unrealized gain (loss) on investments .....         10,826,924       3,631,834          95,799              -
                                                          --------------  --------------  --------------  --------------
  Net gain (loss) on investments ....................         11,173,708       3,776,434         111,932              -
                                                          --------------  --------------  --------------  --------------
Reinvested capital gains ............................          2,934,325          99,762              -               -
                                                          --------------  --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ..............         14,310,645       3,960,450         109,307              -
                                                          --------------  --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ...................................         40,652,403      34,210,736       1,713,176              -
Transfers between funds .............................                 -               -           49,795              -
Redemptions .........................................         (1,288,100)       (939,197)         (2,987)             -
Annuity benefits ....................................                 -               -               -               -
Annual contract maintenance charge (note 2) .........                 -               -               -               -
Contingent deferred sales charges (note 2) ..........            (22,638)        (10,938)             -               -
Adjustments to maintain reserves ....................            (59,518)        (18,121)           (129)             -
                                                          --------------  --------------  --------------  --------------
    Net equity transactions .........................         39,282,147      33,242,480       1,759,855              -
                                                          --------------  --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...............         53,592,792      37,202,930       1,869,162              -
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .........         37,202,930              -               -               -
                                                          --------------  --------------  --------------  --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ...............     $   90,795,722      37,202,930       1,869,162              -
                                                          ==============  ==============  ==============  ==============



                                                                     EVFOUND                            EVFUND
                                                          ------------------------------   ------------------------------
                                                                1997            1996            1997             1996
                                                          -------------   --------------   --------------  --------------
INVESTMENT ACTIVITY:
Reinvested dividends ................................            432,577          198,005          52,250          30,422
Mortality, expense and administration
  charges (note 2) ..................................           (240,775)         (91,479)       (134,972)        (44,791)
                                                           -------------   --------------  --------------  --------------
  Net investment activity ...........................            191,802          106,526         (82,722)        (14,369)
                                                           -------------   --------------  --------------  --------------

Proceeds from mutual fund shares sold ...............            454,441          628,605         386,577         777,720
Cost of mutual fund shares sold .....................           (345,923)        (579,851)       (280,189)       (728,366)
                                                           -------------   --------------  --------------  --------------
  Realized gain (loss) on investments ...............            108,518           48,754         106,388          49,354
Change in unrealized gain (loss) on investments .....          3,160,540        1,529,162       2,689,609         707,727
                                                           -------------   --------------  --------------  --------------
  Net gain (loss) on investments ....................          3,269,058        1,577,916       2,795,997         757,081
                                                           -------------   --------------  --------------  --------------
Reinvested capital gains ............................          1,140,621           69,241         707,913          17,746
                                                           -------------   --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ..............          4,601,481        1,753,683       3,421,188         760,458
                                                           -------------   --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ...................................          9,758,419       13,006,150       6,120,181       6,422,691
Transfers between funds .............................            435,226         (351,281)        677,468         190,759
Redemptions .........................................           (349,437)        (405,849)       (170,640)        (85,839)
Annuity benefits ....................................                 -                -               -               -
Annual contract maintenance charge (note 2) .........                 -                -               -               -
Contingent deferred sales charges (note 2) ..........             (5,566)          (2,207)         (3,401)           (592)
Adjustments to maintain reserves ....................            (20,320)          (7,282)        (11,406)         (3,551)
                                                           -------------   --------------  --------------  --------------
    Net equity transactions .........................          9,818,322       12,239,531       6,612,202       6,523,468
                                                           -------------   --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...............         14,419,803       13,993,214      10,033,390       7,283,926
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .........         13,993,214               -        7,283,926              -
                                                           -------------   --------------  --------------  --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ...............         28,413,017       13,993,214      17,317,316       7,283,926
                                                           =============   ==============  ==============  ==============

                                                                     (Continued)

                         NATIONWIDE VARIABLE ACCOUNT-6
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

       YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FEBRUARY 28, 1996
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996

                                                                      EVGLOLEAD                      EVGRINC
                                                          ------------------------------  ------------------------------
                                                                1997         1996              1997             1996
                                                          --------------  --------------  --------------  --------------

INVESTMENT ACTIVITY:
Reinvested dividends .................................    $       13,693              -          107,784          50,189
Mortality, expense and administration
  charges (note 2) ...................................            (6,316)             -         (215,211)        (63,514)
                                                          --------------  --------------  --------------  --------------
  Net investment activity ............................             7,377              -         (107,427)        (13,325)
                                                          --------------  --------------  --------------  --------------

Proceeds from mutual fund shares sold ................            94,457              -          260,180         474,448
Cost of mutual fund shares sold ......................           (83,425)             -         (200,097)       (438,017)
                                                          --------------  --------------  --------------  --------------
  Realized gain (loss) on investments ................            11,032              -           60,083          36,431
Change in unrealized gain (loss) on investments ......            48,221              -        4,175,082       1,166,522
                                                          --------------  --------------  --------------  --------------
  Net gain (loss) on investments .....................            59,253              -        4,235,165       1,202,953
                                                          --------------  --------------  --------------  --------------
Reinvested capital gains .............................             6,846              -          851,646          12,775
                                                          --------------  --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ...............            73,476              -        4,979,384       1,202,403
                                                          --------------  --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ....................................         2,688,641              -       10,489,601       9,962,121
Transfers between funds ..............................           142,364              -          774,340         (54,657)
Redemptions ..........................................            (5,540)             -         (301,923)       (239,597)
Annuity benefits .....................................                -               -               -               -
Annual contract maintenance charge (note 2) ..........                -               -               -               -
Contingent deferred sales charges (note 2) ...........                -               -           (6,093)         (3,203)
Adjustments to maintain reserves .....................              (321)             -          (18,127)         (5,103)
                                                          --------------  --------------  --------------  --------------
    Net equity transactions ..........................         2,825,144              -       10,937,798       9,659,561
                                                          --------------  --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ................         2,898,620              -       15,917,182      10,861,964
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ..........                -               -       10,861,964              -
                                                          --------------  --------------  --------------  --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ................    $    2,898,620              -       26,779,146      10,861,964
                                                          ==============  ==============  ==============  ==============


                                                                      EVSTRATINC                      FIDVIPHI
                                                           -----------------------------   ------------------------------
                                                               1997            1996             1997            1996
                                                           -------------   -------------   --------------  --------------

INVESTMENT ACTIVITY:
Reinvested dividends .................................            58,403               -           81,089              -
Mortality, expense and administration
  charges (note 2) ...................................            (3,818)              -          (21,420)         (6,030)
                                                           -------------   --------------  --------------  --------------
  Net investment activity ............................            54,585               -           59,669          (6,030)
                                                           -------------   --------------  --------------  --------------

Proceeds from mutual fund shares sold ................            27,364               -          135,073          61,931
Cost of mutual fund shares sold ......................           (26,954)              -         (123,630)        (57,308)
                                                           -------------   --------------  --------------  --------------
  Realized gain (loss) on investments ................               410               -           11,443           4,623
Change in unrealized gain (loss) on investments ......             9,641               -          169,861          55,938
                                                           -------------   --------------  --------------  --------------
  Net gain (loss) on investments .....................            10,051               -          181,304          60,561
                                                           -------------   --------------  --------------  --------------
Reinvested capital gains .............................             3,203               -           10,022              -
                                                           -------------   --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ...............            67,839               -          250,995          54,531
                                                           -------------   --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ....................................         2,031,686               -          793,624         939,039
Transfers between funds ..............................           110,007               -          (67,359)        197,028
Redemptions ..........................................            (4,481)              -          (37,261)        (65,842)
Annuity benefits .....................................                -                -               -               -
Annual contract maintenance charge (note 2) ..........                -                -               -               -
Contingent deferred sales charges (note 2) ...........                -                -           (1,077)           (712)
Adjustments to maintain reserves .....................              (176)              -           (1,783)           (472)
                                                           -------------   --------------  --------------  --------------
    Net equity transactions ..........................         2,137,036               -          686,144       1,069,041
                                                           -------------   --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ................         2,204,875               -          937,139       1,123,572
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ..........                -                -        1,123,572              -
                                                         --------------   --------------  --------------   --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ................         2,204,875               -        2,060,711       1,123,572
                                                         ===============  ==============  ===============  ==============

                         NATIONWIDE VARIABLE ACCOUNT-6
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

       YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FEBRUARY 28, 1996
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996

                                                                      FIDVIPOV                      FIDVIPAM
                                                          ------------------------------  ------------------------------
                                                                1997           1996             1997           1996
                                                          -------------   --------------  --------------  --------------
INVESTMENT ACTIVITY:
Reinvested dividends ................................     $       25,789              -           44,528              -
Mortality, expense and administration
  charges (note 2) ..................................            (28,305)         (8,447)        (21,642)         (7,687)
                                                          --------------  --------------  --------------  --------------
  Net investment activity ...........................             (2,516)         (8,447)         22,886          (7,687)
                                                          --------------  --------------  --------------  --------------

Proceeds from mutual fund shares sold ...............            134,986          98,476         183,404          12,235
Cost of mutual fund shares sold .....................           (125,100)        (93,486)       (168,748)        (11,509)
                                                          --------------  --------------  --------------  --------------
  Realized gain (loss) on investments ...............              9,886           4,990          14,656             726
Change in unrealized gain (loss) on investments .....             32,191          74,706         135,695          94,841
                                                          --------------  --------------  --------------  --------------
  Net gain (loss) on investments ....................             42,077          79,696         150,351          95,567
                                                          --------------  --------------  --------------  --------------
Reinvested capital gains ............................            102,376              -          111,698              -
                                                          --------------  --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ..............            141,937          71,249         284,935          87,880
                                                          --------------  --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ...................................          1,095,522       1,073,351         457,162       1,146,468
Transfers between funds .............................            154,310         195,914         (24,319)            (63)
Redemptions .........................................            (55,512)        (10,858)        (47,012)        (13,696)
Annuity benefits ....................................                 -               -               -               -
Annual contract maintenance charge (note 2) .........                 -               -               -               -
Contingent deferred sales charges (note 2) ..........             (1,667)           (223)         (1,956)           (209)
Adjustments to maintain reserves ....................             (2,173)           (656)         (1,822)           (530)
                                                          --------------  --------------  --------------  --------------
    Net equity transactions .........................          1,190,480       1,257,528         382,053       1,131,970
                                                          --------------  --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...............          1,332,417       1,328,777         666,988       1,219,850
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .........          1,328,777              -        1,219,850              -
                                                          --------------  --------------  --------------  --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ...............     $    2,661,194       1,328,777       1,886,838       1,219,850
                                                          ==============  ==============  ==============  ==============


                                                                   FIDVIPCON                        FIDVIPGROP
                                                          ------------------------------  ------------------------------
                                                                1997           1996             1997           1996
                                                          -------------   --------------  --------------  --------------
INVESTMENT ACTIVITY:
Reinvested dividends ................................                -                -               -               -
Mortality, expense and administration
  charges (note 2) ..................................            (7,563)              -           (9,859)             -
                                                          -------------   --------------  --------------  --------------
  Net investment activity ...........................            (7,563)              -           (9,859)             -
                                                          -------------   --------------  --------------  --------------

Proceeds from mutual fund shares sold ...............            43,360               -            8,378              -
Cost of mutual fund shares sold .....................           (41,279)              -           (7,246)             -
                                                          -------------   --------------  --------------  --------------
  Realized gain (loss) on investments ...............             2,081               -            1,132              -
Change in unrealized gain (loss) on investments .....           106,841               -          200,704              -
                                                          -------------   --------------  --------------  --------------
  Net gain (loss) on investments ....................           108,922               -          201,836              -
                                                          -------------   --------------  --------------  --------------
Reinvested capital gains ............................                -                -               -               -
                                                          -------------   --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ..............           101,359               -          191,977              -
                                                          -------------   --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ...................................           833,310               -        1,126,943              -
Transfers between funds .............................           278,193               -          202,051              -
Redemptions .........................................           (19,227)              -          (10,326)             -
Annuity benefits ....................................                -                -               -               -
Annual contract maintenance charge (note 2) .........                -                -               -               -
Contingent deferred sales charges (note 2) ..........                -                -               -               -
Adjustments to maintain reserves ....................              (611)              -             (815)             -
                                                          -------------   --------------  --------------  --------------
    Net equity transactions .........................         1,091,665               -        1,317,853              -
                                                          -------------   --------------  --------------  --------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...............         1,193,024               -        1,509,830              -
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .........                -                -               -               -
                                                          -------------   --------------  --------------  --------------
CONTRACT OWNERS' EQUITY END OF PERIOD ...............         1,193,024               -        1,509,830              -
                                                          =============   ==============  ==============  ==============

                                                                     (Continued)

                          NATIONWIDE VARIABLE ACCOUNT-6
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

       YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FEBRUARY 28, 1996
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996

                                                                     NSATGVTBD                     NSATMYMKT
                                                          ------------------------------  ------------------------------
                                                                1997            1996           1997           1996
                                                          --------------  --------------  --------------  --------------
INVESTMENT ACTIVITY:
Reinvested dividends .................................    $       14,524          11,321          90,915          24,641
Mortality, expense and administration
  charges (note 2) ...................................            (3,173)         (1,860)        (23,261)         (6,516)
                                                          --------------  --------------  --------------  --------------
  Net investment activity ............................            11,351           9,461          67,654          18,125
                                                          --------------  --------------  --------------  --------------

Proceeds from mutual fund shares sold ................           167,781          51,891       3,396,796       1,358,000
Cost of mutual fund shares sold ......................          (162,759)        (52,169)     (3,396,796)     (1,358,000)
                                                          --------------  --------------  --------------  --------------
  Realized gain (loss) on investments ................             5,022            (278)             -               -
Change in unrealized gain (loss) on investments ......             2,740           2,938              -               -
                                                          --------------  --------------  --------------  --------------
  Net gain (loss) on investments .....................             7,762           2,660              -               -
                                                          --------------  --------------  --------------  --------------
Reinvested capital gains .............................                -               -               -               -
                                                          --------------  --------------  --------------  --------------
    Net increase (decrease) in contract owners'
      equity resulting from operations ...............            19,113          12,121          67,654          18,125
                                                          --------------  --------------  --------------  --------------
EQUITY TRANSACTIONS:
Purchase payments received from
  contract owners ....................................          151,591         254,941       3,392,547       1,405,975
Transfers between funds ..............................           (1,011)             -       (2,731,065)       (177,700)
Redemptions ..........................................          (95,353)        (50,556)       (188,401)        (66,960)
Annuity benefits .....................................               -               -               -               -
Annual contract maintenance charge (note 2) ..........               -               -               -               -
Contingent deferred sales charges (note 2) ...........             (176)             -           (2,702)         (3,792)
Adjustments to maintain reserves .....................             (264)            (92)         (1,571)           (435)
                                                         --------------   -------------   -------------   -------------
    Net equity transactions ..........................           54,787         204,293         468,808       1,157,088
                                                         --------------   -------------   -------------   -------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ................           73,900         216,414         536,462       1,175,213
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ..........          216,414              -        1,175,213              -
                                                         --------------   -------------   -------------   -------------
CONTRACT OWNERS' EQUITY END OF PERIOD ................   $      290,314         216,414       1,711,675       1,175,213
                                                         ==============   =============   =============   =============

See accompanying notes to financial statements.

                          NATIONWIDE VARIABLE ACCOUNT-6
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide Variable Account-6 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on February 2, 1994. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         On February 28, 1996, the Company (Depositor) transferred to the Account, 100,000 shares of the Evergreen - VA Foundation Fund, 100,000 shares of the Evergreen - VA Fund and 100,000 shares of the Evergreen - VA Growth and Income Fund, for which the Account was credited with 100,000 units of each of the foregoing Evergreen Funds. These amounts represent the initial funding of the Account. The value of the units purchased by the Company on February 28, 1996 was $3,000,000.

         On March 3, 1997, the Company (Depositor) transferred to the Account, 100,000 shares of the Evergreen - VA Aggressive Growth Fund, 100,000 shares of the Evergreen - VA Global Leaders Fund and 100,000 shares of the Evergreen - VA Strategic Income Fund, for which the Account was credited with 100,000 units of each of the foregoing Evergreen Funds. The value of the units purchased by the Company on March 3, 1997 was $3,000,000.

         The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

     (b) The Contracts

         Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

         With certain exceptions, contract owners in either the accumulation or the payout phase may invest in any of the following funds:

              Funds of the Evergreen Variable Trust (Evergreen);
                Evergreen - VA Aggressive Growth Fund (EvAggrGro) Evergreen - VA Foundation Fund (EvFound) Evergreen - VA Fund (EvFund)
                Evergreen - VA Global Leaders Fund (EvGloLead) Evergreen - VA Growth and Income Fund (EvGrInc) Evergreen - VA Strategic Income Fund (EvStratInc)

              Portfolios of the Fidelity Variable Insurance Products Fund
               (Fidelity VIP);
                Fidelity VIP - High Income Portfolio (FidVIPHI)
                Fidelity VIP - Overseas Portfolio (FidVIPOv)

              Portfolios of the Fidelity Variable Insurance Products Fund II
               (Fidelity VIP-II);
                Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM) Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

              Portfolio of the Fidelity Variable Insurance Products Fund III
               (Fidelity VIP-III);
                Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
               (managed for a fee by an affiliated investment advisor);
                Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)

         At December 31, 1997, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 amounts have been reclassified to conform with the current period presentation.

 (2) EXPENSES

     The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

     The following contract charges are deducted by the Company: a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.15%, respectively. No charges are deducted from the initial funding by the Depositor, or from earnings thereon.

(3)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                            (in millions of dollars)


                                                                                                   December 31,
                                                                                        -----------------------------------
                                        ASSETS                                                1997               1996
                                        ------
                                                                                        -----------------   ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                               $13,204.1           $12,304.6
    Equity securities                                                                            80.4                59.1
  Mortgage loans on real estate, net                                                          5,181.6             5,272.1
  Real estate, net                                                                              311.4               265.8
  Policy loans                                                                                  415.3               371.8
  Other long-term investments                                                                    25.2                28.7
  Short-term investments                                                                        358.4                 4.8
                                                                                           ----------           ---------
                                                                                             19,576.4            18,306.9
                                                                                           ----------           ---------

Cash                                                                                            175.6                43.8
Accrued investment income                                                                       210.5               210.2
Deferred policy acquisition costs                                                             1,665.4             1,366.5
Investment in subsidiaries classified as discontinued operations                                  -                 485.7
Other assets                                                                                    438.4               426.5
Assets held in Separate Accounts                                                             37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims                                                           $18,702.8           $17,600.6
Other liabilities                                                                               885.6             1,101.1
Liabilities related to Separate Accounts                                                     37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                             57,312.8            45,628.4
                                                                                           ----------           ---------

Commitments and contingencies (notes 7 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    914.7               527.9
  Retained earnings                                                                           1,312.3             1,432.6
  Unrealized gains on securities available-for-sale, net                                        247.1               173.6
                                                                                           ----------           ---------
                                                                                              2,477.9             2,137.9
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                            (in millions of dollars)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1997            1996           1995
                                                                              -------------   -------------  --------------

Revenues:
  Investment product and universal life insurance product policy charges       $   545.2       $   400.9      $   286.6
  Traditional life insurance premiums                                              205.4           198.6          199.1
  Net investment income                                                          1,409.2         1,357.8        1,294.0
  Realized gains (losses) on investments                                            11.1            (0.3)          (1.7)
  Other                                                                             46.5            35.9           20.7
                                                                              ----------      ----------     ----------
                                                                                 2,217.4         1,992.9        1,798.7
                                                                              ----------      ----------     ----------
Benefits and expenses:
  Interest credited to policyholder account balances                             1,016.6           982.3          950.3
  Other benefits and claims                                                        178.2           178.3          165.2
  Policyholder dividends on participating policies                                  40.6            41.0           39.9
  Amortization of deferred policy acquisition costs                                167.2           133.4           82.7
  Other operating expenses                                                         384.9           342.4          273.0
                                                                              ----------      ----------     ----------
                                                                                 1,787.5         1,677.4        1,511.1
                                                                              ----------      ----------     ----------

    Income from continuing operations before federal income tax expense            429.9           315.5          287.6

Federal income tax expense                                                         150.2           110.9           99.8
                                                                              ----------      ----------     ----------

    Income from continuing operations                                              279.7           204.6          187.8

Income from discontinued operations (less federal income tax expense
  of $4.5 and $7.4 in 1996 and 1995, respectively)                                   -              11.3           24.7
                                                                              ----------      ----------     ----------

    Net income                                                                 $   279.7       $   215.9      $   212.5
                                                                              ==========      ==========     ==========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                            (in millions of dollars)


                                                                                          Unrealized
                                                                                            gains
                                                                                           (losses)
                                                           Additional                   on securities       Total
                                                Common       paid-in       Retained       available-    shareholder's
                                                 stock       capital       earnings     for-sale, net       equity
                                              ----------- ------------- -------------- ---------------- -------------
December 31, 1994                                 $3.8       $ 606.2       $1,378.2         $(119.7)       $1,868.5

  Capital contribution                             -            51.0            -              (4.1)           46.9
  Net income                                       -             -            212.5             -             212.5
  Dividends to shareholder                         -             -             (7.5)            -              (7.5)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -             508.1           508.1
                                              --------      --------       --------        --------       ---------
December 31, 1995                                  3.8         657.2        1,583.2           384.3          2628.5

  Net income                                       -             -            215.9             -             215.9
  Dividends to shareholder                         -          (129.3)        (366.5)          (39.8)         (535.6)
  Unrealized losses on securities available-
    for-sale, net                                  -             -              -            (170.9)         (170.9)
                                              --------      --------       --------        --------       ---------
December 31, 1996                                  3.8         527.9        1,432.6           173.6         2,137.9

  Capital contribution                             -           836.8            -               -             836.8
  Net income                                       -             -            279.7             -             279.7
  Dividends to shareholder                         -          (450.0)        (400.0)            -            (850.0)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -              73.5            73.5
                                              --------      --------       --------        --------       ---------
December 31, 1997                                 $3.8       $ 914.7       $1,312.3         $ 247.1        $2,477.9
                                              ========      ========       ========        ========       =========




See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                            (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     1997           1996            1995
                                                                                ------------------------------ ---------------

Cash flows from operating activities:
  Net income                                                                     $    279.7      $   215.9       $   212.5
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,016.6          982.3           950.3
      Capitalization of deferred policy acquisition costs                            (487.9)        (422.6)         (321.3)
      Amortization of deferred policy acquisition costs                               167.2          133.4            82.7
      Amortization and depreciation                                                    (2.0)           7.0            10.2
      Realized (gains) losses on invested assets, net                                 (11.1)          (0.3)            3.3
      (Increase) decrease in accrued investment income                                 (0.3)           2.8           (16.9)
      (Increase) decrease in other assets                                             (12.7)         (38.9)           39.9
      (Decrease) increase in policy liabilities                                       (23.1)        (151.0)          123.9
      Increase in other liabilities                                                   230.6          191.4            27.0
      Other, net                                                                      (10.9)         (61.7)            1.8
                                                                                -----------      ---------        --------
        Net cash provided by operating activities                                   1,146.1          858.3         1,113.4
                                                                                -----------      ---------        --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                             993.4        1,162.8           634.6
  Proceeds from sale of securities available-for-sale                                 574.5          299.6           107.3
  Proceeds from maturity of fixed maturity securities held-to-maturity                  -              -             564.4
  Proceeds from repayments of mortgage loans on real estate                           437.3          309.0           207.8
  Proceeds from sale of real estate                                                    34.8           18.5            48.3
  Proceeds from repayments of policy loans and sale of other invested assets           22.7           22.8            53.6
  Cost of securities available-for-sale acquired                                   (2,828.1)      (1,573.6)       (1,942.4)
  Cost of fixed maturity securities held-to-maturity acquired                           -              -            (593.6)
  Cost of mortgage loans on real estate acquired                                     (752.2)        (972.8)         (796.0)
  Cost of real estate acquired                                                        (24.9)          (7.9)          (10.9)
  Policy loans issued and other invested assets acquired                              (62.5)         (57.7)          (75.9)
  Short-term investments, net                                                        (354.8)          28.0            77.8
                                                                                -----------      ---------        --------
        Net cash used in investing activities                                      (1,959.8)        (771.3)       (1,725.0)
                                                                                -----------      ---------        --------

Cash flows from financing activities:
  Proceeds from capital contributions                                                 836.8            -               -
  Cash dividends paid                                                                   -            (50.0)           (7.5)
  Increase in investment product and universal life insurance
    product account balances                                                        2,488.5        1,781.8         1,883.7
  Decrease in investment product and universal life insurance
    product account balances                                                       (2,379.8)      (1,784.5)       (1,258.7)
                                                                                -----------      ---------        --------
        Net cash provided by (used in) financing activities                           945.5          (52.7)          617.5
                                                                                -----------      ---------        --------
Net increase in cash                                                                  131.8           34.3             5.9

Cash, beginning of year                                                                43.8            9.5             3.6
                                                                                -----------      ---------        --------

Cash, end of year                                                                $    175.6      $    43.8       $     9.5
                                                                                ===========      =========       =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1997, 1996 and 1995


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 11 and 15. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in subsidiaries classified as discontinued operations" in the accompanying consolidated balance sheets and "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $365.5 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 4.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 50% in 1997 (52% in 1996 and 54% in 1995) of the Company's life insurance in force, 77% in 1997 (78% in 1996 and 79% in 1995) of the number of life insurance policies in force, and 27% in 1997 (40% in 1996 and 47% in 1995) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 11 and 15.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130 - REPORTING COMPREHENSIVE INCOME was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (k)  RECLASSIFICATION

              Certain items in the 1996 and 1995 consolidated financial statements have been reclassified to conform to the 1997 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                 cost           gains        losses       fair value
                                                                 --------------  ------------  -------------  ------------
             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     305.1    $     8.6      $    -        $     313.7
                 Obligations of states and political subdivisions          1.6          -             -                1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,800.7    $   498.3      $  (14.5)     $  13,284.5
                                                                  ============    =========     =========      ===========

             December 31, 1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     275.7    $     4.8      $   (1.3)     $     279.2
                 Obligations of states and political subdivisions          6.2          0.5           -                6.7
                 Debt securities issued by foreign governments           100.7          2.1          (0.9)           101.9
                 Corporate securities                                  7,999.3        285.9         (33.7)         8,251.5
                 Mortgage-backed securities                            3,589.0         91.4         (15.1)         3,665.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  11,970.9        384.7         (51.0)        12,304.6
               Equity securities                                          43.9         15.6          (0.4)            59.1
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,014.8    $   400.3      $  (51.4)     $  12,363.7
                                                                  ============    =========     =========      ===========


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                 Amortized        Estimated
             (in millions of dollars)                                               cost          fair value
                                                                              --------------      ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                            $     419.2      $     422.1
               Due after one year through five years                                  4,573.5          4,708.4
               Due after five years through ten years                                 2,772.6          2,879.7
               Due after ten years                                                    1,333.4          1,443.6
                                                                                  -----------      -----------
                                                                                      9,098.7          9,453.8
             Mortgage-backed securities                                               3,634.2          3,750.3
                                                                                  -----------      -----------
                                                                                  $  12,732.9      $  13,204.1
                                                                                  ===========      ===========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions of dollars)                                                1997          1996
                                                                                 -----------     ----------
             Gross unrealized gains                                                 $ 483.8        $349.0
             Adjustment to deferred policy acquisition costs                         (103.7)        (81.9)
             Deferred federal income tax                                             (133.0)        (93.5)
                                                                                   --------       -------
                                                                                    $ 247.1        $173.6
                                                                                   ========       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:


             (in millions of dollars)                                         1997          1996           1995
                                                                          -----------   -------------   -----------
             Securities available-for-sale:
               Fixed maturity securities                                      $137.5       $(289.2)       $876.3
               Equity securities                                                (2.7)          8.9           -
             Fixed maturity securities held-to-maturity                          -             -            75.6
                                                                             -------       -------       -------
                                                                              $134.8       $(280.3)      $ 951.9
                                                                             =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $574.5 million, $299.6 million and $107.3 million, respectively. During 1997, gross gains of $9.9 million ($6.6 million and $4.8 million in 1996 and 1995, respectively) and gross losses of $18.0 million ($6.9 million and $2.1 million in 1996 and 1995, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25.4 million to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3.5 million.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995, the Company transferred nearly all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3.32 billion, resulting in a gross unrealized gain of $155.9 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million ($51.8 million as of December 31, 1996), which includes $3.9 million ($41.7 million as of December 31, 1996) of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million ($8.5 million as of December 31, 1996) and $16.0 million ($10.1 million as of December 31,
         1996) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $31.8 million ($39.7 million in 1996) and interest income recognized on those loans was $1.0 million ($2.1 million in 1996), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                               1997          1996
                                                                                ------------- -------------
             Allowance, beginning of year                                            $51.0         $49.1
               (Reductions) additions charged to operations                           (1.2)          4.5
               Direct write-downs charged against the allowance                       (7.3)         (2.6)
                                                                                    ------        ------
             Allowance, end of year                                                  $42.5         $51.0
                                                                                    ======        ======

         Real estate is presented at cost less accumulated depreciation of $45.1 million as of December 31, 1997 ($30.3 million as of December 31, 1996) and valuation allowances of $11.1 million as of December 31, 1997 ($15.2 million as of December 31, 1996).

         Investments that were non-income producing for the twelve month period preceding December 31, 1997 amounted to $19.4 million ($26.8 million for 1996) and consisted of $3.0 million ($0.2 million in 1996) in securities available-for-sale, $16.4 million ($20.6 million in 1996) in real estate and none ($5.9 million in 1996) in other long-term investments.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1997             1996           1995
                                                                        -----------      ---------      ---------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  911.6        $  917.1       $  685.8
                 Equity securities                                             0.8             1.3            1.3
               Fixed maturity securities held-to-maturity                      -               -            201.8
               Mortgage loans on real estate                                 457.7           432.8          395.5
               Real estate                                                    42.9            44.3           38.3
               Short-term investments                                         22.7             4.2           10.6
               Other                                                          21.0             4.0            7.2
                                                                          --------        --------       --------
                   Total investment income                                 1,456.7         1,403.7        1,340.5
             Less investment expenses                                         47.5            45.9           46.5
                                                                          --------        --------       --------
                   Net investment income                                  $1,409.2        $1,357.8       $1,294.0
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                       1997            1996           1995
                                                                         ---------       ---------       --------
             Securities available-for-sale:
               Fixed maturity securities                                    $ 3.6           $(3.5)         $ 4.2
               Equity securities                                              2.7             3.2            3.4
             Mortgage loans on real estate                                    1.6            (4.1)          (7.1)
             Real estate and other                                            3.2             4.1           (2.2)
                                                                           ------          ------         ------
                                                                            $11.1           $(0.3)         $(1.7)
                                                                           ======          ======         ======

         Fixed maturity securities with an amortized cost of $6.2 million as of December 31, 1997 and 1996 were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for investment contracts represents approximately 86% and 87% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively. The average interest rate credited on investment product policies was approximately 6.1%, 6.3% and 6.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              INTEREST RATES: Interest rates vary by issue year and were 6.9% and 6.6% in 1997 and 1996, respectively. Interest rates have generally ranged from 6.0% to 10.5% for previous issue years.

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $220.2 million and $240.5 million as of December 31, 1997 and 1996, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 11. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.


(5)      FEDERAL INCOME TAX

         The Company's current federal income tax liability was $60.1 million and $30.2 million as of December 31, 1997 and 1996, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:

             (in millions of dollars)                                        1997            1996
                                                                          ----------      ----------
             Deferred tax assets:
               Future policy benefits                                       $200.1          $183.0
               Liabilities in Separate Accounts                              242.0           188.4
               Mortgage loans on real estate and real estate                  19.0            23.4
               Other assets and other liabilities                             59.2            53.7
                                                                           -------          ------
                 Total gross deferred tax assets                             520.3           448.5
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                           -------          ------
                 Net deferred tax assets                                     513.3           441.5
                                                                           -------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             480.5           399.3
               Fixed maturity securities                                     193.3           133.2
               Deferred tax on realized investment gains                      40.1            37.6
               Equity securities and other long-term investments               7.5             8.2
               Other                                                          22.2            25.4
                                                                           -------          ------
                 Total gross deferred tax liabilities                        743.6           603.7
                                                                           -------          ------
                 Net deferred tax liability                                 $230.3          $162.2
                                                                           =======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1997, 1996 and 1995.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1997            1996            1995
                                                                   ---------       ---------       ---------
           Currently payable                                         $121.7          $116.5           $88.7
           Deferred tax expense (benefit)                              28.5            (5.6)           11.1
                                                                     ------          ------          ------
                                                                     $150.2          $110.9           $99.8
                                                                     ======          ======          ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           1997                     1996                     1995
                                                   ----------------------   ----------------------   ----------------------
         (in millions of dollars)                     Amount        %          Amount        %          Amount        %
                                                   ----------------------   ------------- --------   ------------- --------
         Computed (expected) tax expense               $150.5      35.0         $110.4      35.0         $100.6      35.0
         Tax exempt interest and dividends
           received deduction                             -         0.0           (0.2)     (0.1)           -         0.0
         Other, net                                      (0.3)     (0.1)           0.7       0.3           (0.8)     (0.3)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $150.2      34.9         $110.9      35.2         $ 99.8      34.7
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $91.8 million, $115.8 million and $51.8 million during the years ended December 31, 1997, 1996 and 1995, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(6)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 13.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                         1997                              1996
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------

               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $13,204.1      $13,204.1         $12,304.6       $12,304.6
                     Equity securities                               80.4           80.4              59.1            59.1
                   Mortgage loans on real estate, net             5,181.6        5,509.7           5,272.1         5,397.9
                   Policy loans                                     415.3          415.3             371.8           371.8
                   Short-term investments                           358.4          358.4               4.8             4.8
                 Cash                                               175.6          175.6              43.8            43.8
                 Assets held in Separate Accounts                37,724.4       37,724.4          26,926.7        26,926.7

               Liabilities:
                 Investment contracts                            14,708.2       14,322.1          13,914.4        13,484.5
                 Policy reserves on life insurance contracts      3,345.4        3,182.4           3,392.8         3,197.5
                 Liabilities related to Separate Accounts        37,724.4       36,747.0          26,926.7        26,164.2




(7)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduce demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $341.4 million extending into 1998 were outstanding as of December 31, 1997. The Company also had $63.9 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1997.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (21% in 1996) in any geographic area and no more than 2% (2% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997, 46% (44% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1997 and 1996. See note 4.

(8)      PENSION PLAN

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $7.5 million, $7.4 million and $10.5 million, respectively.

         The Company had no net accrued pension expense as of December 31, 1997 ($1.1 million as of December 31, 1996).

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

              (in millions of dollars)                                   1997             1996              1995
                                                                     -----------      -----------       -----------

              Service cost (benefits earned during the period)        $   77.3         $   75.5          $   64.5
              Interest cost on projected benefit obligation              118.6            105.5              95.3
              Actual return on plan assets                              (328.0)          (210.6)           (249.3)
              Net amortization and deferral                              196.4            101.8             143.4
                                                                      --------         --------          --------
                                                                      $   64.3         $   72.2          $   53.9
                                                                      ========         ========          ========

         Basis for measurements, net periodic pension cost:


                                                                        1997             1996              1995
                                                                    -----------      -----------       -----------

              Weighted average discount rate                           6.50%            6.00%             7.50%
              Rate of increase in future compensation levels           4.75%            4.25%             6.25%
              Expected long-term rate of return on plan assets         7.25%            6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

              (in millions of dollars)                                           1997              1996
                                                                             -----------       -----------
              Accumulated benefit obligation:
                Vested                                                         $1,547.5          $1,338.6
                Nonvested                                                          13.5              11.1
                                                                               --------         ---------
                                                                               $1,561.0          $1,349.7
                                                                               ========         =========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date     $2,033.8          $1,847.8
                Plan assets at fair value                                       2,212.9           1,947.9
                                                                              ---------         ---------
                  Plan assets in excess of projected benefit obligation           179.1             100.1
                Unrecognized prior service cost                                    34.7              37.9
                Unrecognized net gains                                           (330.7)           (202.0)
                Unrecognized net asset at transition                               33.3              37.2
                                                                              ---------         ---------
                                                                              $   (83.6)        $   (26.8)
                                                                              =========         =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Basis for measurements, funded status of plan:

                                                                                1997              1996
                                                                             -----------       -----------

              Weighted average discount rate                                   6.00%             6.50%
              Rate of increase in future compensation levels                   4.25%             4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

(9)      POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $36.5 million and $34.9 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $3.0 million, $3.3 million and $3.1 million, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:


             (in millions of dollars)                                                         1997             1996
                                                                                          -----------       -----------
             Accrued postretirement benefit expense:
               Retirees                                                                    $   93.3          $   93.0
               Fully eligible, active plan participants                                        31.6              23.7
               Other active plan participants                                                 113.0              84.0
                                                                                           --------          --------
                 Accumulated postretirement benefit obligation                                237.9             200.7
               Plan assets at fair value                                                       69.2              63.0
                                                                                           --------          --------
                 Plan assets less than accumulated postretirement benefit obligation         (168.7)           (137.7)
               Unrecognized transition obligation of affiliates                                 1.5               1.7
               Unrecognized net losses (gains)                                                  1.6             (23.2)
                                                                                           --------          --------
                                                                                            $(165.6)          $(159.2)
                                                                                           ========          ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

             (in millions of dollars)                            1997          1996          1995
                                                              -----------   ------------  ------------
             Service cost (benefits attributed to employee
               service during the year)                          $  7.0        $  6.5        $  6.2
             Interest cost on accumulated postretirement
               benefit obligation                                  14.0          13.7          14.2
             Actual return on plan assets                          (3.6)         (4.3)         (2.7)
             Amortization of unrecognized transition
               obligation of affiliates                             0.2           0.2           3.0
             Net amortization and deferral                         (0.5)          1.8          (1.6)
                                                                -------        ------        ------
                                                                  $17.1         $17.9         $19.1
                                                                =======        ======        ======

         Actuarial assumptions used for the measurement of the APBO and the NPPBC for 1997, 1996 and 1995 were as follows:

                                                                 1997          1996          1995
                                                              -----------   -----------   -----------
             APBO:
               Discount rate                                  6.70%         7.25%         6.75%
               Assumed health care cost trend rate:
                 Initial rate                                12.13%        11.00%        11.00%
                 Ultimate rate                                6.12%         6.00%         6.00%
                 Uniform declining period                   12 Years      12 Years      12 Years

             NPPBC:
               Discount rate                                  7.25%         6.65%         8.00%
               Long term rate of return on plan
                 assets, net of tax                           5.89%         4.80%         8.00%
               Assumed health care cost trend rate:
                 Initial rate                                11.00%        11.00%        10.00%
                 Ultimate rate                                6.00%         6.00%         6.00%
                 Uniform declining period                    12 Years      12 Years      12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $0.4 million and have no impact on the NPPBC for the year ended December 31, 1997.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The statutory capital and surplus of NLIC as of December 31, 1997, 1996 and 1995 was $1.13 billion, $1.00 billion and $1.36 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1997, 1996 and 1995 was $111.7 million, $73.2 million and $86.5 million, respectively.

         As a result of the $850.0 million dividend paid on February 24, 1997, any dividend paid by NLIC during the twelve-month period immediately following the $850.0 million dividend would be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval. The Company has no reason to believe that any reasonably foreseeable dividend to be paid by NLIC would not receive the required approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $8.4 million, $9.1 million and $9.0 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $85.8 million, $101.6 million and $107.1 million in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $20.5 million and $15.1 million as of December 31, 1997 and 1996, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1997 and 1996 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1997 and 1996 were:


                                                                   1997                          1996
                                                        ----------------------------  ----------------------------
             (in millions of dollars)                       NMIC          ELICW           NMIC          ELICW
                                                        -------------- -------------  ----------------------------
             Premiums                                       $ 91.4         $199.8         $ 97.3        $224.2
             Net investment income and other revenue        $ 10.7         $ 13.4         $ 10.9        $ 14.8
             Benefits, claims and other expenses            $100.7         $225.9         $100.5        $246.6


         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $211.0 million and $4.8 million as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46.9 million. As discussed in note 15, WCLIC is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1997 were $66.1 million, $76.9 million and $57.3 million, respectively.

(12)     BANK LINES OF CREDIT

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     CONTINGENCIES

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(14)     SEGMENT INFORMATION

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses and investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         The following table summarizes revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

              (in millions of dollars)                                         1997               1996             1995
                                                                           -------------      ------------     ------------
              Revenues:
                  Variable Annuities                                         $    404.0        $    284.6       $    189.1
                  Fixed Annuities                                               1,141.4           1,092.6          1,052.0
                  Life Insurance                                                  473.1             435.6            409.1
                  Corporate and Other                                             198.9             180.1            148.5
                                                                            -----------        ----------       ----------
                                                                             $  2,217.4        $  1,992.9       $  1,798.7
                                                                            ===========        ==========       ==========

              Income from continuing operations before federal income tax expense:
                  Variable Annuities                                         $    150.9        $     90.3       $     50.8
                  Fixed Annuities                                                 169.5             135.4            137.0
                  Life Insurance                                                   70.9              67.2             67.6
                  Corporate and Other                                              38.6              22.6             32.2
                                                                            -----------        ----------       ----------
                                                                             $    429.9        $    315.5       $    287.6
                                                                            ===========        ==========       ==========

              Assets:
                  Variable Annuities                                         $ 35,278.7        $ 25,069.7       $ 17,333.0
                  Fixed Annuities                                              14,436.3          13,994.7         13,250.4
                  Life Insurance                                                3,901.4           3,353.3          3,027.4
                  Corporate and Other                                           6,174.3           5,348.6          4,896.8
                                                                            -----------        ----------       ----------
                                                                             $ 59,790.7        $ 47,766.3       $ 38,507.6
                                                                            ===========        ==========       ==========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(15)     DISCONTINUED OPERATIONS

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 11 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1997, 1996 and 1995 is as follows:


             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- ------------

             Revenues                                                             $    -         $   668.9     $   776.9
             Net income                                                           $    -         $    11.3     $    24.7

         A summary of the assets and liabilities of discontinued operations as of December 31, 1997, 1996 and 1995 is as follows:

             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- -------------

             Assets, consisting primarily of investments                            $247.3        $3,288.5      $3,206.7
             Liabilities, consisting primarily of policy benefits and claims        $247.3        $2,802.8      $2,700.0